SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14a-12

Jones Apparel Group, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: ____________________________________________________________________

(2) Aggregate number of securities to which transaction applies: ____________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____________________________________________________________________

(4) Proposed maximum aggregate value of transaction: ____________________________________________________________________

(5) Total fee paid:
____________________________________________________________________

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
____________________________________________________________________

(2) Form, Schedule or Registration Statement No.:
____________________________________________________________________

(3) Filing Party:
____________________________________________________________________

(4) Date Filed:
____________________________________________________________________

JONES APPAREL GROUP, INC.
250 RITTENHOUSE CIRCLE
BRISTOL, PENNSYLVANIA 19007
_________________

April 15, 2002

TO OUR STOCKHOLDERS:

    The 2002 annual meeting will be held on May 22, 2002 at 10:00 a.m. at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, Second Floor, New York, New York, and we look forward to your attending either in person or by proxy. The Notice of Meeting, the Proxy Statement and the Proxy Card from the Board of Directors are enclosed. These materials provide further information concerning the meeting.

    Please read these materials so you will know what we plan to do at this meeting. Also, please sign and return the accompanying proxy card in the postage-paid envelope. This way, your shares will be voted as you direct even if you can't attend the meeting. If you would like to attend, please see the instructions on page 23.

Sidney Kimmel Chairman

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
PLEASE FILL IN, SIGN, DATE AND PROMPTLY MAIL THE
ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

_________________

DEFINITIONS

    As used in this Proxy Statement, unless the context requires otherwise, "Jones," "our" and "we" means Jones Apparel Group, Inc. and consolidated subsidiaries, "Sun" means Sun Apparel, Inc., "McNaughton" means McNaughton Apparel Group, Inc. (acquired June 19, 2001), "Judith Jack" means Judith Jack, LLC (acquired April 26, 2001) and "SEC" means the United States Securities and Exchange Commission.

i

JONES APPAREL GROUP, INC.
250 RITTENHOUSE CIRCLE
BRISTOL, PENNSYLVANIA 19007

_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2002

    NOTICE IS HEREBY GIVEN that our annual meeting of stockholders will be held on May 22, 2002 at 10:00 a.m. at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, Second Floor, New York, New York. The purpose of the meeting is to vote on the following matters:

1.	Election of directors;
2.	Ratification of the selection of BDO Seidman, LLP as our independent certified public accountants for 2002;
3.	Approval of amendments to the 1999 Stock Incentive Plan; and
4.	Such other business as may properly come before the meeting.

    The close of business on March 27, 2002 has been fixed as the record date. Only stockholders of record at the close of business on that date can vote at the annual meeting.

    If you would like to attend the meeting, please see the instructions on page 23 of the Proxy Statement. Otherwise, please promptly date, sign and mail the enclosed proxy using the enclosed addressed envelope, which needs no postage if mailed within the United States.

By Order of the Board of Directors Sidney Kimmel Chairman

Dated: April 15, 2002

ii

PROXY STATEMENT

JONES APPAREL GROUP, INC.
250 Rittenhouse Circle
Bristol, Pennsylvania 19007

ANNUAL MEETING OF STOCKHOLDERS

    The Board of Directors is soliciting proxies to be used at our annual meeting of stockholders to be held on May 22, 2002 at 10:00 a.m. at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, Second Floor, New York, New York. This proxy statement and the proxies solicited by this proxy statement will be sent to stockholders on or about April 15, 2002. The Annual Report to our stockholders for the year ended December 31, 2001 accompanies this proxy statement.

Who Can Vote

    At the close of business on March 27, 2002, 126,826,812 shares of our common stock were outstanding and eligible for voting at the annual meeting. Each stockholder of record has one vote for each share of common stock held on all matters to come before the meeting. Only stockholders of record at the close of business on March 27, 2002 are entitled to notice of and to vote at the annual meeting.

How You Can Vote

    If you return your properly signed proxy to us before the annual meeting, we will vote your shares as you direct. You can specify on your proxy whether your shares should be voted for all, some or none of the nominees for director. You can also specify whether you approve or disapprove of or abstain from (i) the ratification of BDO Seidman, LLP to be our independent certified public accountants for 2002 and (ii) the approval of amendments to the 1999 Stock Incentive Plan.

    You may revoke your proxy at any time prior to its use, by voting in person at the annual meeting, by executing a later-dated proxy, or by submitting a written notice of revocation to the Secretary of Jones at our office at the above address or at the annual meeting.

    Under the rules of the SEC, boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish either to vote "for," "against" or "abstain" from voting on each of the proposals other than the election of directors, or to vote in favor or withhold authority to vote for one or more of the Board of Directors' nominees for director. If you do not specify on your proxy card how you want to vote your shares, we will vote them "FOR" the election of all nominees for director as set forth under "Election of Directors" below and "FOR" each of (i) the ratification of BDO Seidman, LLP to be our independent certified public accountants for 2002 and (ii) the approval of amendments to the 1999 Stock Incentive Plan.

Required Votes

    Pennsylvania law and our by-laws require the presence of a "quorum" for the annual meeting. A quorum is defined as the presence, either in person or represented by proxy, of the holders of a majority of the votes which could be cast in the election or on a proposal. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. "Broker nonvotes," or proxies submitted by brokers which do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (when such instructions are required by New York Stock Exchange Rules), are not considered "shares present" and will not affect the outcome of the vote.

    Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval. Each of the proposals other than the election of directors must be approved by a majority of votes cast on each proposal. Abstentions and broker non-votes are not counted in determining the number of votes cast in connection with the proposals other than the election of directors. Director nominees must receive a plurality of the votes cast at the meeting, which means that a broker non-vote or a vote withheld from a particular nominee or nominees will not affect the outcome of the meeting.

Security Ownership of Certain Beneficial Owners

    The information contained herein has been obtained from our records or from information furnished directly by the individual or entity to us.

    The table below shows, as of March 27, 2002, how much of our common stock was owned by each of our directors, nominees, executive officers named in the Summary Compensation Table on page 7 (the "Named Executive Officers"), each person known to us to own 5% or more of our common stock (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) and all of our directors and executive officers, as a group.

Name	Number of Shares Beneficially Owned		Percentage of Class
Sidney Kimmel	5,117,530	(1)	3.9%
Irwin Samelman	633,333	(2)	*
Jackwyn Nemerov	634,271	(3)	*
Peter Boneparth	192,493	(4)	*
Geraldine Stutz	45,400	(5)	*
Howard Gittis	14,000	(5)	*
Anthony F. Scarpa	1,500	(6)	*
Matthew H. Kamens	1,000	(7)	*
Michael L. Tarnopol	1,000	(7)	*
Wesley R. Card	271,076	(8)	*
Eric A. Rothfeld	-		-
J. Robert Kerrey	-		-
Berkshire Hathaway, Inc. 1440 Kiewit Plaza Omaha, NE 68131	8,649,100	(9)	6.6%
Chieftain Capital Management, Inc. 12 East 49th Street New York, NY 10017	9,390,506	(10)	7.2%
AXA Financial, Inc. 1290 Avenue of the Americas New York, NY 10104	6,296,831	(11)	4.8%
J.P. Morgan Chase & Co. 270 park Avenue New York, NY 10017	7,725,133	(12)	5.9%
All directors and executive officers as a group (12 persons)	6,300,332	(13)	4.8%
___________________
*	Less than one percent.
(1)	Includes 3,277,529 shares held by RIP Investments, L.P. and 1,840,001 shares issuable upon exercise of options exercisable on or before May 26, 2002.
(2)	Includes 533,333 shares issuable upon exercise of options exercisable on or before May 26, 2002.
(3)	Includes 594,999 shares issuable upon exercise of options exercisable on or before May 26, 2002.

(4)	Includes 192,465 shares issuable upon exercise of options exercisable on or before May 26, 2002.
(5)	Includes 10,000 shares issuable upon exercise of options exercisable on or before May 26, 2002.
(6)	Represents 1,500 shares issuable upon exercise of options exercisable on or before May 26, 2002.
(7)	Represents 1,000 shares issuable upon exercise of options exercisable on or before May 26, 2002.
(8)	Includes 206,308 shares issuable upon exercise of options exercisable on or before May 26, 2002.
(9)	Based solely upon information reported in Schedule 13G/A, filed with the SEC on February 14, 2002, reporting beneficial ownership as of December 31, 2001. Berkshire Hathaway Inc. shares voting and dispositive power as to such shares with the following beneficial owners: Warren E. Buffet (an individual who may be deemed to control Berkshire Hathaway Inc.), 1440 Kiewit Plaza, Omaha, Nebraska 68131; OBH, Inc., 1440 Kiewit Plaza, Omaha, Nebraska 68131; National Indemnity Company, 3024 Harney Street, Omaha, Nebraska 68131; GEICO Corporation, 1 Geico Plaza, Washington, D.C. 20076; and Government Employees Insurance Company, 1 Geico Plaza, Washington, D.C. 20076.
(10)	Based solely upon information reported in Schedule 13G, filed with the SEC on February 12, 2002, reporting beneficial ownership as of December 31, 2001. Chieftain Capital Management, Inc. shares voting and dispositive power as to such shares with its clients, none of whom own more than 5% of the outstanding shares individually.
(11)	Based solely upon information reported in Schedule 13G, filed with the SEC on February 11, 2002, reporting beneficial ownership as of December 31, 2001. AXA Financial, Inc.'s subsidiary, Alliance Capital Management L.P., has sole power to vote or to direct the vote for 2,940,936 shares, has shared power to vote or to direct the vote for 290,250 shares, and has sole power to dispose or to direct the disposition of 6,295,931 shares. AXA Financial Inc.'s subsidiary, The Equitable Life Assurance Society of the United States, has sole power to dispose or to direct the disposition of 900 shares.
(12)	Based solely upon information reported in Schedule 13G/A, filed with the SEC on February 14, 2002, reporting beneficial ownership as of December 31, 2001. J.P. Morgan Chase & Co. has sole power to vote or to direct the vote for 5,655,449 shares, has shared power to vote or to direct the vote for 174,538 shares, has sole power to dispose or to direct the disposition of 7,448,776 shares and has shared power to dispose or to direct the disposition of 276,357 shares. J.P. Morgan Chase is the beneficial owner of such shares on behalf of other persons known to have one or more of the following: the right to receive dividends for such securities, the power to direct the receipt of dividends from such securities, the right to receive the proceeds from the sale of such securities, and the right to direct the receipt of proceeds from the sale of such securities. None of such persons are known to own more than 5% of the class of such securities.
(13)	Includes 2,817,607 shares issuable upon exercise of options exercisable on or before May 26, 2002.

Item 1. Election of Directors

    In accordance with our by-laws, our Board of Directors has fixed the number of directors at eight. Our Board of Directors has nominated eight persons to be elected at the annual meeting to serve as our directors until the next annual meeting of stockholders and until their respective successors are elected. All of the nominees currently serve as our directors. Pursuant to the terms of the amended and restated employment agreement which Jones entered into with Peter Boneparth on March 11, 2002, we have agreed to include Mr. Boneparth as a nominee for our Board of Directors and to recommend that stockholders vote in favor of his election to the Board of Directors, for so long as Mr. Boneparth is employed by us under the employment agreement. Mr. Boneparth's agreement has an initial term of three years and provides for automatic 12-month extensions unless either party gives notice no later than March 31 of the applicable year that the agreement will not be extended.

    We will vote your shares as you specify on the enclosed proxy form. If you sign, date and return the proxy form but don't specify how you want your shares voted, we will vote them "FOR" all of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

    The following information is supplied with respect to each person nominated and recommended to be elected by our Board of Directors and is based upon our records and information furnished to us by the nominees. See "Security Ownership of Certain Beneficial Owners" for information pertaining to stock ownership by the nominees.

Name	Age	Other Positions with Jones and Principal Occupation	Has served as director since
Sidney Kimmel	74	Chairman and Chief Executive Officer	1975
Peter Boneparth	42	President	June 2001
Geraldine Stutz	73	Principal Partner, GSG Group	1991
Howard Gittis	68	Vice Chairman and Chief Administrative Officer of MacAndrews & Forbes Holdings Inc.	1992
Anthony F. Scarpa	59	Retired Senior Vice President/Division Executive, JPMorgan Chase Bank	April 2001
Matthew H. Kamens	50	Attorney	July 2001
Michael L. Tarnopol	65	Senior Managing Director, Chairman of Investment Banking Division and Vice Chairman of the Board of Directors of Bear, Stearns and Co. Inc.	September 2001
J. Robert Kerrey	58	President of New School University	March 2002

    Mr. Kimmel founded the Jones Apparel Division of W.R. Grace & Co. in 1970. Mr. Kimmel has served as our Chairman and Chief Executive Officer since 1975.

    Mr. Boneparth was named President in March 2002 and will be named Chief Executive Officer in May 2002 at our Annual Meeting of Stockholders. He also serves as Chief Executive Officer of McNaughton and as Chief Executive Officer of our Women's Moderate Apparel Group. He has been Chief Executive Officer of McNaughton since June 1999, President of McNaughton from April 1997 until January 2002, and Chief Operating Officer of McNaughton from 1997 until its acquisition by us. Prior to that time, Mr. Boneparth was Executive Vice President and Senior Managing Director of Investment Banking for Rodman & Renshaw, Inc., an investment banking firm, from March 1995 to April 1997.

    Ms. Stutz has been a principal partner of GSG Group, a fashion and marketing service, since 1993. Prior to 1993, she was Publisher of Panache Press at Random House, a book publisher. From 1960 until 1986, Ms. Stutz was President of Henri Bendel. Ms. Stutz serves on the Board of Directors of Tiffany & Co., The Theatre Development Fund and The Actors' Fund.

    Mr. Gittis' principal occupation during the past five years has been Vice Chairman and Chief Administrative Officer and a director of MacAndrews & Forbes Holdings Inc., a diversified holding company. In addition, Mr. Gittis is a director of Golden State Bancorp Inc., Golden State Holdings Inc., Loral Space and Communications Ltd., M&F Worldwide Corp., Revlon, Inc., Revlon Consumer Products Corporation, REV Holdings Inc. and Sunbeam Corporation.

    Mr. Scarpa served as Senior Vice President and Division Executive of JPMorgan Chase Bank from 1985 until his retirement in December 2000.

    Mr. Tarnopol is a Senior Managing Director, Chairman of the Investment Banking Division and Vice Chairman of the Board of Directors of Bear, Stearns and Co. Inc. Mr. Tarnopol joined Bear Stearns in 1975 and held executive positions in its Mergers and Acquisitions and International departments prior to becoming Senior Managing Director in 1985.

    Mr. Kamens is employed by Mr. Kimmel as a lawyer and personal advisor. He is also Of Counsel to the law firm of Wolf, Block, Schorr and Solis-Cohen LLP, where he served as its Chairman from 1995 to 2001.

    Mr. Kerrey has served as the President of New School University in New York City since January 2001. From 1988 to 2000, he served as United States Senator from Nebraska. During that period, he was a member of numerous congressionally-chartered commissions and Senate committees, including the Senate Finance and Appropriations Committees and the Senate Select Committee on Intelligence. Prior to that time, he served as Governor of Nebraska from 1982-1987. Mr. Kerrey also serves on the Board of Directors of InfoUSA and Tenet Healthcare Corporation.

    During 2001, the Board of Directors held six meetings and took action by written consent on 15 occasions. All incumbent directors attended at least 75% of the total number of meetings of the Board of Directors held during the period for which they served as directors, and of the Committees of the Board on which they served during the period of their service.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC and the New York Stock Exchange, and to furnish us with copies of, reports of ownership and changes in ownership of our common stock. Based on a review of our records and written representations of our directors and executive officers, all Section 16(a) reports for 2001 were filed on a timely basis.

Committees of the Board of Directors

    The Board of Directors has an Audit Committee, a Stock Option Committee and a Compensation Committee. The members of each committee are appointed by the Board of Directors for a term beginning with the first regular meeting of the Board of Directors following the annual meeting and ending when their respective successors are elected and qualified.

    Audit Committee. The members of the Audit Committee are Mr. Gittis, Ms. Stutz, Mr. Scarpa and Mr. Tarnopol. The Audit Committee meets periodically to review and make recommendations with respect to our internal controls and financial reports, and in connection with such reviews, has met with our financial management, our internal auditors and our independent certified public accountants. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A (the "Charter"). Pursuant to the Charter, the Audit Committee assists the Board of Directors by providing oversight on matters pertaining to our financial reporting process, system of internal control and audit activities, including: recommending to the Board of Directors the appointment of independent auditors; reviewing with management our quarterly financial results and year-end audited financial statements; reviewing reports of our internal auditors; reviewing the scope and results of the annual audit with the independent auditors; and providing oversight on matters pertaining to the independence and performance of the independent auditors. The members of the Audit Committee are "independent" as defined in Section 303.01 of the New York Stock Exchange listing requirements. The Audit Committee met four times in 2001.

    Stock Option Committee. The Stock Option Committee, consisting of Mr. Gittis, Ms. Stutz, Mr. Scarpa and Mr. Tarnopol, administers our stock option plans. The Stock Option Committee met two times and took action by written consent 11 times in 2001. Mr. Gittis, Ms. Stutz, Mr. Scarpa and Mr. Tarnopol are "non-employee directors" (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934).

    Compensation Committee. The members of the Compensation Committee are Mr. Gittis, Ms. Stutz, Mr. Scarpa and Mr. Tarnopol. The Compensation Committee determines the cash and other incentive compensation, if any, to be paid to our executive officers. The Compensation Committee met one time and took action by written consent two times in 2001.

Audit Committee Report

    The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The consolidated financial statements as well as the reporting process, including the systems of internal control, are the primary responsibility of management. The Committee reviewed the consolidated financial statements, included in the Annual Report, with management. Such review included a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures contained in the consolidated financial statements.

    The Committee reviewed with the independent certified public accountants, whose responsibility is to opine on the conformity of the consolidated financial statements with accounting principles generally accepted in the United States, their judgment as to the quality of our accounting principles and all other communications with the Committee, as required by auditing standards generally accepted in the United States. Additionally, the Committee has discussed the independence of the certified public accountants from both our management and Jones itself, including the matters in the written disclosures required by the Independence Standards Board.

    The Committee discussed with our internal auditors and independent certified public accountants the overall scopes and plans for their respective audits. The Committee meets with the internal auditors and independent certified public accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting.

    In reliance on the aforementioned discussions and reviews, the Committee recommended to the Board of Directors, and the Board has approved, that the consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the SEC. The Committee and the Board have also recommended, subject to shareholder approval, the selection of our independent certified public accountants.

Audit Committee: Howard Gittis, Geraldine Stutz, Anthony F. Scarpa and Michael L. Tarnopol
April 1, 2002

Compensation Committee Interlocks and Insider Participation

    The members of the Compensation Committee during 2001 were Mr. Gittis, Ms. Stutz, Mr. Scarpa and Mr. Tarnopol, all of whom were nonemployee directors during the period of their service. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with our executive officers or our other directors.

Executive Compensation

Summary of Executive Compensation

    The following summary compensation table shows the before-tax compensation for the three years ended December 31, 2001 for services in all capacities for our Chief Executive Officer and our four other most highly compensated executive officers during 2001.

SUMMARY COMPENSATION TABLE

Long-Term Compensation
		Annual Compensation			Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compen- sation($)(2)	Restricted Stock Awards ($)	Securities Underlying Options (#)	All Other Compen- sation($)(3)
Sidney Kimmel Chairman and Chief Executive Officer	2001 2000 1999	1,200,000 1,100,000 1,000,000	2,500,000 1,350,000 1,350,000	480,164 480,000 480,000	- - -	400,000 800,000 -	6,800 6,800 3,150
Irwin Samelman Vice Chairman	2001 2000 1999	1,000,000 900,000 750,000	750,000 1,000,000 900,000	- 341 -	3,725,000 - -	375,000 225,000 -	6,800 6,800 3,150
Jackwyn Nemerov President and Chief Operating Officer, President and Chief Executive Officer of Women's Better Apparel Group	2001 2000 1999	1,100,000 1,000,000 900,000	3,000,000 2,750,000 1,250,000	7,934 5,600 5,540	- - -	125,000 725,000 -	6,800 6,800 3,150
Wesley R. Card Chief Fianacial and Operations Officer	2001 2000 1999	600,000 537,500 475,000	800,000 550,000 550,000	10,219 10,000 10,689	- - -	100,000 150,000 -	6,800 6,800 3,150
Eric A. Rothfeld (4) President and Chief Executive Officer, Sun	2001 2000 1999	850,000 850,000 850,000	2,269,004 1,312,500 1,270,000	11,162 11,288 10,563	- - -	- 112,500 -	2,833 6,800 -
___________________
(1)	Annual bonus amounts are reported for the year earned and accrued regardless of the timing of the actual payment.
(2)	Amounts listed for executive officers other than Mr. Kimmel are allowances for the employee's purchase or lease of personal automobiles and company-provided clothing. The amount for Mr. Kimmel also represents our aggregate incremental cost of maintaining an apartment in New York City we owned during the periods shown, which was used by Mr. Kimmel.
(3)	These amounts represent our contributions to the Jones Apparel Group, Inc. Retirement Plan on behalf of the named individuals.
(4)	Mr. Rothfeld's employment with Sun ended on December 31, 2001.

Stock Options

    Stock option exercises by the Named Executive Officers during 2001, as well as the number and total value of unexercised "in-the-money" options at December 31, 2001, are as follows:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at December 31, 2001(#)		Value of Unexercised In-the-Money Options at December 31, 2001($)
	Shares Acquired on Exercise(#)
		Value Realized($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Sidney Kimmel	-	-	1,546,669	1,253,331	10,934,620	6,412,380
Irwin Samelman	500,001	9,563,430	75,000	524,999	634,101	1,273,617
Jackwyn Nemerov	71,668	1,361,692	366,306	628,332	3,980,109	5,103,055
Wesley R. Card	191,028	4,936,726	221,308	220,000	2,818,448	1,127,650
Eric A. Rothfeld	-	-	27,500	85,000	207,956	732,262

    The following table sets forth the details of stock options granted to the Named Executive Officers during 2001. The table shows, among other data, hypothetical potential gains from stock options granted based entirely on assumed growth rates of 5% and 10% in the value of our stock price over the ten-year life of the options. The assumed rates of growth were selected by the SEC for illustration purposes only and are not intended to predict future stock prices, which will depend on market conditions and our future performance and prospects.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	5% ($)	10% ($)
Sidney Kimmel	400,000 (1)	7.1	31.26	12/3/2011	7,863,698	19,928,156
Irwin Samelman	250,000 (2) 125,000 (1)	4.2 2.2	39.23 31.26	6/15/2011 12/3/2011	6,167,884 2,457,406	15,630,629 6,227,549
Jackwyn Nemerov	125,000 (1)	2.2	31.26	12/3/2011	2,457,406	6,227,549
Wesley R. Card	100,000 (1)	1.8	31.26	12/3/2011	1,965,925	4,982,039
Eric A. Rothfeld	-	-	-	-	-	-
___________________
(1)	The options vest and become exercisable on a cumulative basis as to 33 1/3% of the shares subject to options in each of the years commencing December 3, 2002 until December 3, 2004, and thereafter are exercisable until the tenth anniversary of the date of grant.
(2)	The options vest and become exercisable on a cumulative basis as to 33 1/3% of the shares subject to options in each of the years commencing June 15, 2002 until June 15, 2004, and thereafter are exercisable until the tenth anniversary of the date of grant.

Compensation Committee Report on Executive Compensation

    General. The Compensation Committee utilizes a consultant to review the salary, annual cash bonus, annual incentive and long-term incentive elements of our executive compensation arrangements, as compared to those of comparable publicly traded apparel companies, and to make recommendations with respect to our program of executive compensation.

    Compensation Philosophy. The Compensation Committee's executive compensation philosophy is to provide competitive levels of compensation, integrate management pay with the achievement of our annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievement, and assist us in attracting and retaining qualified management. Management compensation is intended to be set at levels that the Compensation Committee believes are consistent with others in the business segments in which we operate, and gives special emphasis to the need for the best creative talent available in product-related positions.

    In determining what are competitive levels of compensation, the Compensation Committee reviewed the salary and bonus levels of other publicly traded apparel, footwear and retail companies which were considered comparable to us, either in their size or type of operations. The Compensation Committee has targeted the base salary of our executives at the median to high range of the surveyed companies.

    Base Salaries. We established base salaries for our executive officers with reference to amounts paid by our competitors for key managerial and creative talent. Consistent with those criteria, Mr. Kimmel's salary was set at $1,200,000 for 2001.

    Annual Bonuses. For 1998 (and for previous years), we utilized a bonus program for our executive officers under which cash bonuses were awarded by the Compensation Committee on a subjective basis, considering individual job performance, the level of bonuses paid by competitors, the level of base compensation and incentive stock options awarded, and the overall performance of Jones (with primary emphasis on growth in both revenues and net earnings per share), with no specific weighing of the individual factors. The Executive Annual Incentive Plan, which was adopted in 1999, provides that the Named Executive Officers are eligible to participate in an "Incentive Pool" of not more than 3.0% of our Income Before Provision for Income Taxes (as adjusted under the Incentive Plan). During the first quarter of each year, the Compensation Committee allocates a percentage of the Incentive Pool for that year to each of the participants. Following the end of the applicable year, the Compensation Committee determines the award for each participant based on a review of actual results and performance factors.

    No bonus awards were made under the Incentive Plan to Ms. Nemerov, Mr. Samelman or Mr. Rothfeld, each of whom received only those bonus payments required under their employment agreements.

    For 2001, the maximum Incentive Pool was $11,994,000. The actual awards made under the Incentive Plan to the Named Executive Officers for 2001 totaled $3,300,000, including $2,500,000 to Mr. Kimmel. In making the awards, the Compensation Committee gave particular weight to the challenges of a recessionary period and to Jones' rapid and effective actions taken to deal with the very difficult retail environment following the tragic events of September 11th, as well as to the successful acquisition and integration of McNaughton and Judith Jack.

    Stock Option Grants. The Stock Option Committee awards stock options to our executive officers in order to link the long-term interests of these persons and our stockholders, and assist in the retention of these executives.

    Tax Considerations. Section 162(m) of the Internal Revenue Code imposes a limit, with certain exceptions, on the amount that a publicly held corporation may deduct in any year for the compensation paid or accrued with respect to its five most highly compensated officers. Bonuses awarded under the Executive Annual Incentive Plan are designed to meet the criteria for tax deductibility.

Compensation Committee: Howard Gittis, Geraldine Stutz, Anthony F. Scarpa and Michael L. Tarnopol
April 1, 2002

Comparative Performance

    The SEC requires us to present a chart comparing the cumulative total stockholder return on our common stock with the cumulative total stockholder return of (i) a broad equity market index and (ii) a published industry index or peer group. The following chart compares the performance of our common stock with that of the S&P 500 Composite Index and the S&P Textile Apparel Manufacturers Index, assuming an investment of $100 on December 31, 1996 in each of our common stock, the stocks comprising the S&P 500 Composite Index and the stocks comprising the S&P Textile Apparel Manufacturers Index and the reinvestment of dividends (although dividends have not been declared on our common stock).

Employment and Compensation Arrangements

    In connection with our acquisition of Sun in October 1998, we entered into an employment agreement with Eric A. Rothfeld, who was the majority owner and Chief Executive Officer of Sun. The agreement provided that Mr. Rothfeld would serve as the President and Chief Executive Officer of Sun during the period from the acquisition date through December 31, 2001 and that his annual salary would be $850,000. The agreement also provided that Mr. Rothfeld would receive a bonus of $162,500 for each fiscal quarter in which Sun's net sales exceeded its net sales in the corresponding fiscal quarter of 1997, or in which yearly net sales exceeded net sales for 1997 and that, in addition to the quarterly bonus, Mr. Rothfeld would receive an annual bonus if Sun's earnings before interest and income taxes (as defined) exceed certain targeted amounts. The agreement also contained provisions addressing the consequences of termination by Mr. Rothfeld or by Jones.

    The employment agreement also contains non-competition restrictions on Mr. Rothfeld during his employment and for two years following the end of the term. Mr. Rothfeld is also prohibited from interfering in our employment of our employees during the period ending one year after the end of the non-competition period. Mr. Rothfeld's employment with Sun ended on December 31, 2001.

    Effective July 1, 2000, we entered into employment agreements with each of Sidney Kimmel, Jackwyn Nemerov, Irwin Samelman and Wesley R. Card. Mr. Samelman's agreement was amended and restated as of July 1, 2001. Mr. Card's agreement was amended and restated effective as of March 11, 2002. Each agreement has an initial term of three years and provides for automatic 12-month extensions unless either party gives notice no later than June 30 of the applicable year that the agreement will not be extended. If the agreement is so extended, the extended term commences on July 1 of the applicable year and ends 36 months thereafter.

    Mr. Kimmel's agreement provides that he will serve as our Chairman and Chief Executive Officer. His annual salary will not be less than $1,100,000, and he is entitled to receive annual bonuses in accordance with the Executive Annual Incentive Plan (for a description of the Executive Annual Incentive Plan, see "Compensation Committee Report on Executive Compensation" above). The agreement also provides for annual grants of stock options in an amount (plus or minus 25%) equal to 400% of Mr. Kimmel's salary and at an exercise price of the fair market value of the common stock on the date of grant, vesting ratably over three-year periods, or in such other amount and on such other terms as the Stock Option Committee may determine.

    If we terminate Mr. Kimmel's employment for "cause" or if he resigns without "good reason," Mr. Kimmel will receive only his unpaid salary through the date of termination or resignation. If Mr. Kimmel's employment terminates before the end of the term due to death or "disability" (as defined), we will pay him or his estate, as applicable, (i) any unpaid salary through the date of termination, (ii) an additional six months of salary and (iii) a target bonus (based on 100% of his annual salary at the time of termination) prorated through the date of termination. If we terminate Mr. Kimmel's employment without "cause" (as defined) or Mr. Kimmel resigns for "good reason" (as defined) and no "change in control" (as defined) has occurred, we will pay or provide to him (i) any unpaid salary through the date of termination, (ii) his target bonus prorated through the date of termination, (iii) for each month during the remainder of the term of his agreement, his monthly salary at the time of termination and 1/12 of his target bonus, together with continued benefits, and (iv) reimbursement for up to $10,000 of executive outplacement services. If we terminate Mr. Kimmel's employment without "cause" or Mr. Kimmel resigns for "good reason" following a "change in control," we will pay him (i) any unpaid salary through the date of termination, (ii) his target bonus prorated through the date of termination, (iii) a lump sum equal to three times the sum of his annual salary at the time of termination plus his target bonus, (iv) reimbursement for up to $10,000 of executive outplacement services and (v) a lump sum equal to our cost for his health insurance, life insurance and retirement benefits for the remainder of the term of the agreement.

    The agreement also provides for vesting of all previously unvested options upon (i) termination of Mr. Kimmel's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) termination by Mr. Kimmel for "good reason" or (iv) if we terminate his employment without "cause." In the case of "retirement," "disability" or "change in control," the accelerated options are exercisable during the remaining original option term; in the case of death, the accelerated options are exercisable by Mr. Kimmel's estate or representative for a three-year period after the date of death.

    Mr. Kimmel's agreement also contains non-competition restrictions during his employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making payments to him (as described above). Mr. Kimmel is also prohibited from interfering in our employment of our employees during the period ending two years after such severance period.

    Ms. Nemerov's agreement provided that she would serve as our President and, as of July 1, 2001, as our Chief Operating Officer, that her annual salary would not be less than $1,000,000, and that she would be entitled to receive annual bonuses in accordance with the Executive Annual Incentive Plan. The agreement also provided that she was entitled to receive a "contract year" bonus, payable in cash, or at her election, in shares of our common stock, in an amount equal to $3,000,000, for each full contract year throughout which she has been employed during the term of her agreement. Under the agreement, in July 2000 Ms. Nemerov received an initial grant of options to purchase 500,000 shares of our common stock. The agreement also provides for annual grants of additional stock options in an amount (plus or minus 25%) equal to 150% of Ms. Nemerov's salary and at an exercise price of the fair market value of the common stock on the date of grant, vesting ratably over three-year periods, or in such other amount and on such other terms as the Stock Option Committee may determine.

    In March 2002, Ms. Nemerov submitted her resignation as President and Chief Operating Officer of Jones, citing "good reason" (as defined in the agreement) but without specifying the basis therefor. Effective March 11, 2001, we accepted her resignation and agreed to make payments to her pursuant to the provisions of the agreement applicable to resignation for "good reason." The agreement provides that if Ms. Nemerov resigns for "good reason" and no "change in control" (as defined) has occurred, we will pay or provide to her (i) any unpaid salary through the date of termination, (ii) her target bonus and her contract year bonus, in each case, prorated through the date of termination, (iii) for each month during the remainder of the term of her agreement, her monthly salary at the time of termination, 1/12 of her target bonus and 1/12 of her contract year bonus, together with continued benefits and (iv) reimbursement for up to $10,000 of executive outplacement services. The agreement also provides for vesting of all previously unvested options upon termination by Ms. Nemerov for "good reason."

    Ms. Nemerov's agreement also contains non-competition restrictions during her employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making payments to her (as described above). Ms. Nemerov is also prohibited from interfering in our employment of our employees during the period ending two years after such severance period.

    We entered into a letter agreement with Ms. Nemerov dated as of March 26, 2002, which confirmed that we would pay her in accordance with the resignation for "good reason" provisions described above. Under that agreement, Ms. Nemerov resigned as a director as of March 26, 2002. We paid Ms. Nemerov through our regular payroll her salary through March 15, 2002, and we paid her in a lump sum, on March 31, 2002, (i) $171,875, representing her prorated target bonus for the period from January 1, 2002 through March 15, 2002, (ii) $625,000, representing her prorated contract year bonus for the period from January 1, 2002 through March 15, 2002 and (iii) $84,615, representing payment for four weeks of unused vacation time for 2002. The letter agreement provides that we will also pay Ms. Nemerov semi-monthly, commencing on March 31, 2002 and continuing through June 30, 2004, the sum of $205,208, representing her salary, target bonus and contract year bonus for the period from March 15, 2002 through June 30, 2004. In addition, Ms. Nemerov has the right to continue to participate, through June 30, 2004, in all benefit plans and practices of Jones in which she was participating at March 11, 2002 and to receive reimbursement of up to $10,000 for executive outplacement services. The letter agreement also provides for the vesting of all options held by Ms. Nemerov as of March 11, 2002, which will remain exercisable by her during the original remaining term of such options.

    Mr. Samelman's amended and restated agreement provides that he will serve as our Executive Vice President-Marketing, that his annual salary will not be less than $1,000,000, and that he is entitled to receive annual bonuses in accordance with the Executive Annual Incentive Plan. He is also entitled to receive a

"contract year" bonus, payable in cash, or at his election, in shares of our common stock, in an amount equal to $1,500,000, for each full contract year throughout which he has been employed during the term of his agreement. Under the agreement, in June 2001, Mr. Samelman received an initial grant of options to purchase 250,000 shares of our common stock, and in July 2001 he received a grant of 100,000 shares of restricted common stock, which vest ratably over a three-year period beginning on July 9, 2002. The agreement also provides for annual grants of stock options in an amount (plus or minus 25%) equal to 150% of Mr. Samelman's salary and at an exercise price of the fair market value of the common stock on the date of grant, vesting ratably over three-year periods, or in such other amount and on such other terms as the Stock Option Committee may determine.

    The agreement provides that during the period beginning when Mr. Kimmel first does not hold the position of Chief Executive Officer or a "change in control" has occurred and ending 90 days thereafter, Mr. Samelman may notify us that he is terminating his employment effective 30 days after the date of such notice. Upon termination, we will pay him (i) any unpaid salary through the date of termination, (ii) his target bonus and his contract year bonus, in each case, prorated through the date of termination, (iii) a lump sum equal to three times 200% of his annual salary at the time of termination, (iv) reimbursement for up to $10,000 of executive outplacement services and (v) a lump sum equal to our cost for his life insurance and retirement benefits for the remainder of the term of the agreement. In addition, if Mr. Samelman's employment is terminated for any reason other than "cause," we will continue to provide to him (and his spouse at the date of termination of his employment and dependents, if any) during the longer of his lifetime or the lifetime of such spouse, at our sole expense, health care benefits comparable to those that he was receiving at the time of termination. The agreement also contains provisions addressing the consequences of termination by Mr. Samelman under other circumstances or by Jones.

    The agreement also provides for vesting of all previously unvested options upon (i) termination of Mr. Samelman's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) termination by Mr. Samelman for "good reason" or (iv) if we terminate his employment without "cause." In the case of "retirement," "disability" or "change in control," the accelerated options are exercisable during the remaining original option term; in the case of death, the accelerated options are exercisable by Mr. Samelman's estate or representative for a three-year period after the date of death.

    Mr. Samelman's agreement also contains non-competition restrictions during his employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making payments to him (as described above). Mr. Samelman is also prohibited from interfering in our employment of our employees during the period ending two years after such severance period.

    On March 11, 2002, following Ms. Nemerov's resignation, Mr. Kimmel announced his plans to retire as our Chief Executive Officer as of May 22, 2002.

    By agreement with us, Mr. Samelman resigned as a director of Jones on March 26, 2002 and will retire as an employee and officer of Jones effective April 30, 2002. The letter agreement, dated as of March 26, 2002, provides that we will pay Mr. Samelman through our regular payroll any unpaid salary through April 30, 2002 and that we will pay Mr. Samelman in a lump sum, not later than April 30, 2002, (i) $250,000, representing his prorated target bonus for the period from January 1, 2002 through April 30, 2002, (ii) $500,000, representing his prorated contract year bonus for the period from January 1, 2002 through April 30, 2002, (iii) $6,000,000, representing three times 200% of his annual salary, (iv) an amount equal to our cost for life insurance and retirement benefits that would have been provided to Mr. Samelman for the period from May 1, 2002 through June 30, 2004, if he had remained in our employ and (v) payment for four weeks of unused vacation time for 2002. In addition, we will continue to provide to him during his lifetime (and if he is married at the time of his death, to his then spouse and her eligible dependents during her lifetime), at our expense, the health care benefits provided to him as of April 30, 2002. The letter agreement also provides for the vesting of all options held by Mr. Samelman as of April 30, 2002, which will remain exercisable by him or his estate, as the case may be, during the original remaining term of the options or, as to any options remaining unexercised at the time of his death, during the three-year period thereafter. In addition, the restrictions on all shares of restricted stock held by him will lapse as of May 3, 2002.

    In connection with our acquisition of McNaughton, in April 2001, we entered into an employment agreement with Peter Boneparth, who was the Chief Executive Officer of McNaughton. The agreement, which became effective on completion of the merger on June 19, 2001, was amended in November 2001. The agreement was further amended and restated on March 11, 2002, when Mr. Boneparth was elected President of Jones and designated to become the Chief Executive Officer on May 22, 2002. It has an initial term of three years and provides for automatic 12-month extensions unless either party gives notice no later than two years before expiration that the agreement will not be extended.

    Mr. Boneparth's amended and restated agreement provides that he will serve as the President and, effective May 22, 2002, Chief Executive Officer of Jones, reporting solely and directly to the Board of Directors. We agreed to include Mr. Boneparth as a nominee for the Board of Directors and to recommend that stockholders vote in favor of his election to the Board of Directors for so long as he is employed by us under the agreement. His annual salary will be at the rate of not less than $1,500,000 for the period from March 11, 2002 through December 31, 2002, $2,000,000 for the period from January 1, 2003 through December 31, 2003, and $2,500,000 thereafter. He is entitled to receive annual bonuses in accordance with the Executive Annual Incentive Plan. In satisfaction of Mr. Boneparth's right to receive a guaranteed minimum bonus of $1,000,000 for each of 2002 and 2003 under his April 2001 employment agreement, we paid him $1,000,000 on March 11, 2002 and agreed to pay him the remaining $1,000,000 on January 2, 2003.

    Under the agreement, on March 11, 2002, Mr. Boneparth received an initial grant of options to purchase 1,500,000 shares of our common stock, which vest ratably on the first three anniversaries of the date of grant. Provided that the amendments to the Jones Apparel Group, Inc. 1999 Stock Incentive Plan are approved by our stockholders (see "Item 3 - Proposal to Approve Amendments to the 1999 Stock Incentive Plan" below), we will allocate to Mr. Boneparth options to purchase an additional 1,500,000 shares of our common stock, which will vest ratably on the first three anniversaries of the date of grant. The exercise price per share will be the fair market value on the date of grant (i.e., the date of stockholder approval); however, if the fair market value of the shares on the date of grant is greater than $36.54 (the fair market value on March 11, 2002), the number of options will be increased based on a Black-Scholes valuation method. If the proposal to amend the 1999 Stock Incentive Plan is not approved at the 2002 annual meeting, we have agreed to resubmit the proposal to our stockholders at the next meeting of stockholders, and at subsequent meetings of our stockholders, until such time as the proposal is approved by stockholders and Mr. Boneparth has received the option grant. If the proposal is not approved by stockholders and, instead, we adopt a non-equity based incentive compensation plan to achieve the same or similar goals for Jones, Mr. Boneparth has the right to receive "equivalent value" (i.e., the difference between the fair market value of our common stock on the date of an award or vesting of an award under the non-equity based plan and $36.54) with respect to the number of options which would have vested as of the time of such non-equity award or its vesting, had the option grant been made on March 11, 2002. The agreement also provides for annual grants, beginning in 2003, of additional stock options in an amount (plus or minus 25%) equal to 300% of Mr. Boneparth's salary and at an exercise price of the fair market value of the common stock on the date of grant, vesting ratably over three-year periods, or in such other amount and on such other terms as the Stock Option Committee may determine.

    If we terminate Mr. Boneparth's employment for "cause" (as defined) or if he resigns without "good reason" (as defined), Mr. Boneparth will receive only his unpaid salary through the date of termination or resignation and any bonus earned in the prior year but not yet paid. If Mr. Boneparth's employment terminates before the end of the term due to death or "disability" (as defined), we will pay him or his estate, as applicable, (i) any unpaid salary through the date of termination and any bonus earned in the prior year but not yet paid, (ii) an additional six months of salary and (iii) the greater of his target bonus (based on 100% of his annual salary at the time of termination) or $3,000,000, prorated through the date of termination. If we terminate Mr. Boneparth's employment without "cause" or Mr. Boneparth resigns for "good reason" and no "change in control" (as defined) has occurred, we will pay or provide to him (i) any unpaid salary through the date of termination and any bonus earned in the prior year but not yet paid, (ii) the greater of his target bonus at the time of termination or $3,000,000, prorated through the date of termination, (iii) for each month during the remainder of the term of his agreement, his monthly salary at the time of termination, 1/12 of the greater of his target bonus or $3,000,000, and continued benefits for the remainder of the term of his agreement and (iv) reimbursement for up to $10,000 of executive outplacement services. If we terminate Mr. Boneparth's employment without "cause" or Mr. Boneparth resigns for "good reason" following a "change in control," we will pay him (i) any unpaid salary through the date of termination and any bonus earned in the prior year but not yet paid, (ii) his target bonus, prorated through the date of termination, (iii) a lump sum equal to three times the sum of Mr. Boneparth's annual salary at the time of termination and the greater of his target bonus at the time of termination or $3,000,000, (iv) reimbursement for up to $10,000 of executive outplacement services and (v) a lump sum equal to our cost for continued health insurance, life insurance and retirement benefits for the remainder of the term of the agreement.

    The agreement also provides for vesting of all previously unvested options upon (i) termination of Mr. Boneparth's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) termination by Mr. Boneparth for "good reason" or (iv) if we terminate his employment without "cause." In the case of termination due to "retirement," "disability," "change in control," for "good reason" or "without cause," the accelerated options are exercisable during the remaining original option term; in the case of death, the accelerated options are exercisable by Mr. Boneparth's estate or representative for a three-year period after the date of death.

    Mr. Boneparth's agreement also contains non-competition restrictions during his employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making the payments due to him (as described above). However, if we terminate Mr. Boneparth's employment for "cause" prior to June 19, 2004, the non-competition restrictions apply only for so long as we pay or provide to Mr. Boneparth during each month through June 19, 2004, his monthly salary at the time of termination and 1/12 of his target bonus at the time of termination and continued benefits. Mr. Boneparth is also prohibited from interfering in our employment of our employees during the period ending two years after such severance period.

    Mr. Card's amended and restated agreement provides that he will serve as our Chief Operating and Financial Officer. His annual salary will not be less than $850,000, and he is entitled to receive annual bonuses in accordance with the Executive Annual Incentive Plan. Provided that an amendment to increase the number of shares reserved under the 1999 Stock Incentive Plan (see "Item 3 - Proposal to Approve Amendments to the 1999 Stock Incentive Plan" below) is approved by our stockholders, we will allocate to Mr. Card options to purchase 500,000 shares of our common stock, which will vest ratably on the first three anniversaries of the date of grant. The exercise price per share will be the fair market value on the date of grant (i.e., the date of stockholder approval); however, if the fair market value of the shares on the date of grant is greater than $36.54 (the fair market value on March 11, 2002), the number of options will be increased based on a Black-Scholes valuation method. If the proposal is not approved by stockholders and, instead, we adopt a non-equity based incentive compensation plan to achieve the same or similar goals for Jones, Mr. Card has the right to receive "equivalent value" (i.e., the difference between the fair market value of our common stock on the date of an award or vesting of an award under the non-equity based plan and $36.54) with respect to the number of options which would have vested as of the time of such non-equity award or its vesting, had the option grant been made on March 11, 2002. The agreement also provides for annual grants of stock options in an amount (plus or minus 25%) equal to 150% of Mr. Card's salary and at an exercise price of the fair market value of the common stock on the date of grant, vesting ratably over three-year periods, or in such other amount and on such other terms as the Stock Option Committee may determine.

    If we terminate Mr. Card's employment for "cause" or if he resigns without "good reason," Mr. Card will receive only his unpaid salary through the date of termination or resignation. If Mr. Card's employment terminates before the end of the term due to death or "disability" (as defined), we will pay him or his estate, as applicable, (i) any unpaid salary through the date of termination, (ii) an additional six months of salary and (iii) a target bonus (based on 100% of his annual salary at the time of termination) prorated through the date of termination. If we terminate Mr. Card's employment without "cause" (as defined) or Mr. Card resigns for "good reason" (as defined) and no "change in control" (as defined) has occurred, we will pay or provide to him (i) any unpaid salary through the date of termination, (ii) his target bonus prorated through the date of termination, (iii) for each month during the remainder of the term of his agreement, his monthly salary at the time of termination and 1/12 of his target bonus, together with continued benefits, and (iv) reimbursement for up to $10,000 of executive outplacement services. If we terminate Mr. Card's employment without "cause" or Mr. Card resigns for "good reason" following a "change in control," we will pay him (i) any unpaid salary through the date of termination, (ii) his target bonus prorated through the date of termination, (iii) a lump sum equal to three times 200% of his annual salary at the time of termination, (iv) reimbursement for up to $10,000 of executive outplacement services and (v) a lump sum equal to our cost for his health insurance, life insurance and retirement benefits for the remainder of the term of the agreement.

    The agreement also provides for vesting of all previously unvested options upon (i) termination of Mr. Card's employment due to "retirement" (as defined), death or "disability," (ii) a "change in control," (iii) termination by Mr. Card for "good reason" or (iv) if we terminate his employment without "cause." In the case of "retirement," "disability" or "change in control," the accelerated options are exercisable during the remaining original option term; in the case of death, the accelerated options are exercisable by Mr. Card's estate or representative for a three-year period after the date of death.

    Mr. Card's agreement also contains non-competition restrictions during his employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the agreement), provided that we are making payments to him (as described above). Mr. Card is also prohibited from interfering in our employment of our employees during the period ending two years after such severance period.

Compensation of Directors

    Each director who is not our full-time employee receives an annual grant of options to purchase 2,000 shares of our common stock, at an exercise price of $1.00 per share. Each option will expire on the tenth anniversary of its date of grant and will be exercisable beginning six months from the date of grant, in whole or in part, during the exercise period.

Certain Transactions

    As required by the agreement under which we acquired Sun, the former Sun stockholders are entitled to receive additional consideration of $2.00 for each $1.00 that Sun's earnings before interest and taxes (as defined) for each of the years 1998 through 2001 exceed targeted levels. Mr. Rothfeld and a family trust received approximately $12.6 million in cash and 351,930 shares of our common stock in 1999, $16.2 million in cash and 401,594 shares of our common stock in 2000, and $765,000 in cash in 2001 as additional consideration relating to Sun's financial results for 1998, 1999 and 2000, respectively.

    During 2000, we loaned $18.0 million to Sidney Kimmel for his purchase of a residence in New York City. This loan was secured by the residence and bore interest at 6.22%. This loan was repaid in full on March 21, 2001.

    During 2000, we loaned an aggregate of $2.0 million to Jackwyn Nemerov to assist her in the acquisition of a residence. The loan consisted of four advances, each in the amount of $500,000, which bore interest at the rates of 6.38%, 6.22%, 6.18% and 6.20%, respectively. The advances became due and payable in full upon her termination of employment on March 11, 2002. Ms. Nemerov made interest payments in the amount of $31,537 and $132,631 in 2000 and 2001, respectively. On April 1, 2002, Ms. Nemerov repaid the $2,000,000 principal amount of the notes in full, together with $22,143 in remaining interest due through March 31, 2002. On April 1, 2002, we paid to Ms. Nemerov, as additional compensation, the sum of $342,407, representing the interest paid on the notes plus federal and state income taxes payable by Ms. Nemerov for the reimbursed amount.

Item 2. Proposal to Approve Independent Certified Public Accountants

    BDO Seidman, LLP served as our independent certified public accountants during 2001 and has been selected, subject to ratification by our stockholders at the annual meeting, to serve as our independent certified public accountants for 2002. A representative of BDO Seidman, LLP will be present at the annual meeting, with an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

    If the selection of BDO Seidman, LLP is not ratified, or if before the next annual meeting of our stockholders it declines to act or otherwise becomes incapable of acting, or if its engagement is otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent certified public accountants whose engagement for any period after the next annual meeting will be subject to stockholder approval at that meeting.

    During 2001 BDO Seidman, LLP consulted with Jones on various matters and performed services for us for fees and expenses as follows:

Audit and review fees	$880,837
Financial information systems design and implementation	$-
All other fees	$2,458,078

    The category "all other fees" includes assistance with registration statements and acquisitions, tax services, audits of our employee benefit plans and royalty audits of our licensees. The Audit Committee considered whether the provision of non-audit services by BDO Seidman, LLP is compatible with maintaining BDO Seidman, LLP's independence with respect to Jones and determined that to be the case.

Equity Compensation Plan Information

    The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2001. The table does not include the additional 7,500,000 shares to be reserved for issuance under the 1999 Stock Incentive Plan if the stockholders approve the proposal to approve amendments to that plan, which is described under "Item 3" below.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	17,603,446	$27.43	1,625,316
Equity compensation plans not approved by security holders	311,101	$17.52	-
Total	17,914,547	$27.26	1,625,316
Information for 1999 Stock Incentive Plan only	12,263,883	$29.24	1,623,716

    Under the 1996 Stock Option Plan and the 1999 Stock Incentive Plan, we may grant stock options and other awards from time to time to key employees, officers, directors, advisors and independent consultants to us or to any of our subsidiaries. In general, options become exercisable over either a three-year or five-year period from the grant date and expire 10 years after the date of grant.

    In connection with our acquisition of McNaughton in June 2001, stock options for McNaughton common stock held by McNaughton employees and non-employee directors were converted into fully-vested options to purchase our common stock. Under the terms of the Agreement and Plan of Merger, each option to purchase one share of McNaughton's common stock was converted into an option to purchase .282 shares of our common stock and a cash payment averaging approximately $5.89. Options to purchase 5.1 million shares of McNaughton common stock were converted into options to purchase 1.4 million shares of our common stock at a weighted average value of $17.85 per share. A portion of these options were originally granted pursuant to equity compensation plans not approved by McNaughton shareholders. No additional options, warrants or other equity rights will be granted under any McNaughton equity compensation plans.

Item 3. Proposal to Approve Amendments to the 1999 Stock Incentive Plan

    General. The Board of Directors adopted and proposed for submission for your approval four amendments to the Jones Apparel Group, Inc. 1999 Stock Incentive Plan (the "Plan"). The purpose of the amendments are to (i) increase the number of shares reserved for issuance under the Plan from 15,000,000 shares to 22,500,000 shares, (ii) increase the maximum number of shares that may be covered by grants to a participant over the ten-year term of the Plan from 3,000,000 shares to 6,000,000 shares, (iii) prohibit a lowering of the exercise price of an outstanding option and prohibit any offer to grant new options in exchange for the cancellation of outstanding options with a higher exercise price, other than for adjustments to reflect stock dividends, splits, other recapitalizations or reclassifications or changes affecting the number or kind of outstanding shares and (iv) require shareholder approval of any amendment to the Plan that would permit the lowering of the exercise price of an outstanding option or would permit an offer to grant new options under the Plan in exchange for the cancellation of outstanding options with a higher exercise price, other than for adjustments to reflect stock dividends, splits, other recapitalizations or reclassifications or changes affecting the number or kind of outstanding shares. The Board of Directors believes that the proposed amendments will further the objectives of the Plan of enabling executives and key employees to obtain significant equity ownership in Jones as incentives for superior performance and to remain with Jones.

    A total of 15,000,000 shares of common stock, subject to adjustment as described below, previously have been reserved for issuance under the Plan, of which up to 2,250,000 was available for issuance as restricted stock. As of March 27, 2002, options to purchase 14,558,484 shares of common stock and 100,000 shares of restricted stock had been awarded under the Plan and 341,516 shares of common stock remained available for issuance pursuant to awards not yet granted. If the amendment to increase the number of shares reserved for issuance is approved, the total number of shares reserved for issuance will be 22,500,000, and of the 7,841,516 shares remaining available for issuance, up to 2,150,000 will be available for issuance as restricted stock, and the remainder will be available for issuance upon the exercise of stock options. Shares acquired as a result of awards under the Plan have been registered under the Securities Act of 1933. As of March 27, 2002, approximately 515 persons, including 12 executive officers and directors, are expected to be eligible to participate in the Plan. As of the date of this proxy statement, no allocation or other determination has been made as to the amount of awards that may be made to any of the eligible participants, except as set forth in the following table.

NEW PLAN BENEFITS 1999 Stock Incentive Plan
Name and Position	Dollar Value ($)	Number of Shares Underlying Options(1)
Peter Boneparth President and (effective May 22, 2002) Chief Executive Officer	N/A	1,500,000
Wesley R. Card Chief Operating and Financial Officer	N/A	500,000
_________
(1) If the fair market value of a share of our common stock on the date of grant is greater than $36.54 (the fair market value on March 11, 2002), the number of shares underlying options will be increased based on a Black-Scholes valuation method.

The Plan. The following summary describes the material features of the Plan as proposed to be amended.

The Plan is administered by the Stock Option Committee. The Stock Option Committee is comprised of directors who qualify as "non-employee directors" within the meaning of Section 16 of the Securities Exchange Act of 1934 and "outside directors" within the meaning of Section 162(m) of the Code. During the ten-year period ending in 2009, the Stock Option Committee will have the authority, subject to the terms of the Plan, to:

  determine when and to whom to make grants under the Plan,
  determine the number of shares to be covered by the grants, the types and terms of options and stock appreciation rights to be granted and the exercise prices of options and stock appreciation rights, and the terms and conditions of vesting and the purchase price, if any, of restricted stock, interpret and implement the Plan, and
  prescribe, amend and rescind rules and regulations relating to the Plan.

    The Stock Option Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

    The Board of Directors may amend, suspend or discontinue the Plan at any time; however, under the Plan, shareholder approval of an amendment is necessary only if (i) the Board of Directors determines that shareholder approval is desirable for the Plan to qualify or comply with tax or regulatory requirements or (ii) the amendment would permit the lowering of the exercise price of an outstanding option or would permit the Stock Option Committee to offer to grant new options in exchange for the cancellation of outstanding options with a higher exercise price, other than for adjustments to reflect stock dividends, splits, other recapitalizations or reclassifications or changes affecting the number or kind of outstanding shares. No amendment may adversely affect any rights of a participant under a previously granted award without the participant's consent.

    Under the terms of the Plan, "incentive stock options" within the meaning of Section 422 of the Code, "nonqualified stock options," stock appreciation rights and restricted stock may be granted to directors, officers, key employees and consultants of Jones and any of its subsidiaries (as defined in the Plan), except that incentive stock options may be granted only to employees of Jones and its subsidiaries.

    To the extent that the aggregate fair market value (as defined in the Plan), determined as of the date of grant of an incentive stock option, of common stock with respect to which incentive stock options granted under the Plan and all other option plans of Jones or its subsidiaries exercisable for the first time by an individual during any calendar year exceeds $100,000, those options shall be treated as options that are not incentive stock options.

    No participant may receive grants of options to purchase more than 6,000,000 shares of common stock or grants of more than 1,500,000 shares of restricted stock over the ten-year term of the Plan.

    Initially, each option will be exercisable over a period, determined by the Stock Option Committee in its discretion, but not to exceed ten years from the date of grant. However, in the case of an incentive stock option granted to an individual who, at the time the incentive stock option is granted, owns shares possessing 10% or more of the total combined voting power of all classes of stock of Jones or its subsidiary corporations (a "10% stockholder"), the exercise period for an incentive stock option may not exceed five years from the date of grant. Options may be exercisable during the option period at the times, in the amounts, in accordance with the terms and conditions, and subject to the restrictions, as are set forth in the option agreement evidencing the grant of the options. The Stock Option Committee may, in its discretion, with the participant's consent, cancel any award of options, stock appreciation rights or restricted stock and issue a new award in substitution therefor or accelerate the exercisability or vesting of any award granted under the Plan or extend the scheduled expiration of any award; provided that, other than for adjustments to reflect stock dividends, splits, other recapitalizations or reclassifications or changes affecting the number or kind of outstanding shares, the Stock Option Committee may not offer to grant any new options in exchange for the cancellation of outstanding options with a higher exercise price.

    The exercise price of an option may not be less than the fair market value of the shares of common stock on the date of grant, except that:

  in the case of an incentive stock option granted to a 10% stockholder, the option price may not be less than 110% of fair market value, and in the case of an option granted to a director solely for his services as director, the option price may be less than fair market value.

    Except for adjustments to reflect stock dividends, splits, other recapitalizations or reclassifications or changes affecting the number or kind of outstanding shares, the Stock Option Committee cannot reduce the exercise price of any outstanding option.

    The shares purchased upon the exercise of an option under the Plan are to be paid for in cash or by delivery of previously acquired shares of common stock with a fair market value equal to the total option price, or by a combination of those methods. Under the Plan, the previously acquired shares of common stock must have been beneficially owned by the participant for at least six months prior to delivery. An option may provide for a "cashless exercise" by allowing the participant to direct an immediate market sale or margin loan respecting the shares under the option pursuant to an extension of credit by Jones. Under this procedure, the participant would direct the delivery of the shares under the option from Jones to a brokerage firm and the delivery of the option price from the sale or margin loan proceeds from the brokerage firm to Jones.

    The Stock Option Committee may grant stock appreciation rights in conjunction with all or part of an option. Upon the exercise of a stock appreciation right, a participant will generally be entitled, without payment to Jones, to receive cash, shares of common stock or any combination of cash and common stock as elected by the participant, subject to the approval of the Board of Directors, in an amount equal to the excess of the fair market value of one share of common stock on the exercise date over the exercise price of the related option, multiplied by the number of shares in respect of which the stock appreciation right is exercised.

    The Stock Option Committee may issue shares of restricted stock at a purchase price, if any, determined by it. The restricted stock may be subject to forfeiture or repurchase if the participant terminates employment within a specified period, or in the event any other terms or conditions as are set forth in the restricted stock agreement evidencing the award of restricted stock are not satisfied. Those conditions may include conditions based on performance of the participant or Jones. During the period of the restriction, a participant owning restricted stock will be entitled to receive and retain all dividends and other distributions, if any, made in respect of the restricted stock and to vote that stock without limitations. Shares issued as restricted stock under the Plan will be held in the custody of Jones until all vesting restrictions are satisfied.

    Section 162(m) of the Code generally disallows a tax deduction to public companies for annual compensation over $1,000,000 paid to the chief executive officer and the four other most highly compensated executive officers. Awards of restricted stock may be granted in a manner which constitutes qualifying performance-based compensation, which is not subject to that deduction limitation. Those awards will be based on one or more of the following factors:

  stock price
  earnings per share
  net earnings
  operating earnings
  return on assets
  shareholder return
  return on equity
  growth in assets
  sales
  cash flow
  market share
  relative performance to a group of companies comparable to Jones, and strategic business criteria consisting of one or more objectives based on Jones' meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures.

    With respect to performance-based awards, the Stock Option Committee will establish in writing the objective performance-based goals applicable to a given fiscal year no later than 90 days after the beginning of that year. No performance-based awards will be payable to any participant for any fiscal year until the Stock Option Committee certifies in writing that the objective performance goals (and any other material terms) applicable to that year have been satisfied. However, the Stock Option Committee may, in its absolute discretion, grant awards that may not constitute qualifying performance-based compensation under Section 162(m) of the Code when it believes that those awards would be in the best interest of Jones.

    Incentive stock options and stock appreciation rights may be transferred by a participant only by will or by the laws of descent and distribution and may be exercised only by the participant during his lifetime. Nonqualified stock options may be transferred to or for the benefit of (by trust) the spouse or lineal descendants of the participant in accordance with the Plan. Except as otherwise provided in the Plan in the case of retirement, disability or death, stock options and stock appreciation rights awards generally terminate three months after termination of employment or service (but not beyond the original expiration date); provided, however, that, subject to a written agreement between Jones and the participant providing otherwise, all of a participant's outstanding awards will terminate upon his voluntary termination of employment or service without the written consent of Jones or a subsidiary corporation or upon involuntary termination for cause. Participants owning shares of restricted stock may not sell, assign, transfer or otherwise dispose of, except by will or by the laws of descent and distribution, those shares during the period of restriction.

Tax Aspects of the Plan. The following are the principal federal income tax consequences generally applicable to awards granted under the Plan.

    The grant of an option or stock appreciation right will create no federal income tax consequences for the recipient or Jones or a subsidiary employing the participant. A participant will have no taxable income upon exercising an incentive stock option, except that the participant may have income for alternative minimum tax purposes, and Jones generally will receive no deduction when an incentive stock option is exercised.

    Generally, if the participant disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the participant will recognize ordinary income, and Jones will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain, and any loss, will be treated as a capital gain or loss to the participant. If the shares are disposed of after those holding requirements are met, Jones will not be entitled to any deduction, and the entire gain or loss for the participant will be treated as a capital gain or loss.

    In general, upon exercising a stock option other than an incentive stock option, the participant will recognize ordinary income equal to the excess of the fair market value of the stock acquired on the date of exercise over the option price, and Jones will then be entitled to a deduction for the same amount. The disposition of shares acquired upon exercise of a nonqualified stock option will generally result in a capital gain or loss to the participant, but will have no tax consequences for Jones.

    In general, upon exercising a stock appreciation right, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the participant as ordinary income and deductible by Jones.

    In general, a participant will realize income as a result of an award of restricted stock at the time the restrictions expire on those shares, unless the participant makes a voluntary election under Section 83(b) of the Code. A Section 83(b) election would cause the participant to realize income in the year in which the award was granted. If a Section 83(b) election is made and the shares are later forfeited, the participant will not be entitled to any offsetting tax deduction. The amount of income realized by the participant will be the difference between the fair market value of the shares on the date on which the restrictions expire (or on the date of issuance, if a Section 83(b) election is made) and the purchase price, if any, for the shares. Generally, Jones will be entitled to a deduction in an amount equal to the ordinary income realized in connection with the issuance or vesting of the restricted stock. Any gain or loss upon a subsequent sale or exchange of the restricted stock, measured by the difference between the sale price and the fair market value on the date the restrictions expire (or on the date of issuance, if a Section 83(b) election is made), will be capital gain or loss, short-term or long-term, depending upon the length of time the participant has held the shares.

    On March 27, 2002, the last reported sales price per share of the common stock as reported on the New York Stock Exchange Composite Tape was $35.02. Based upon such price, the aggregate market value of the 15,000,000 shares of common stock currently subject to the Plan is $525,300,000.

    The Board of Directors believes that if the amendments to the Plan are approved, absent any major acquisition that might require substantial grants to retain and provide performance incentives for acquired employees, a sufficient number of shares will be available under the Plan until 2004.

The Board of Directors recommends a vote FOR approval of the amendments to the 1999 Stock Incentive Plan.

Submission of Stockholder Proposals

    Any stockholder proposal intended for inclusion in the proxy material for the 2003 annual meeting must be received by us at the address on the first page of this proxy statement no later than December 16, 2002. If a stockholder wishes to present a proposal at the 2003 annual meeting and the proposal is not intended to be included in the proxy statement relating to that meeting, the stockholder must give us advance notice prior to March 1, 2003. If a stockholder gives notice of such a proposal after that deadline, our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2003 annual meeting.

Other Matters

    The Board of Directors is not aware of any business constituting a proper subject for action by the stockholders to be presented at the meeting, other than those set forth in this Proxy Statement. However, if any such matter should properly come before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment.

How to Attend the Annual Meeting

    The meeting will be held at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, Second Floor, New York, New York, which is located between 46th Street and 47th Street on Madison Avenue.

    OUR 2001 ANNUAL REPORT ON FORM 10-K TO THE SEC, WITHOUT EXHIBITS, WILL BE MAILED WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST TO: JONES APPAREL GROUP, INC., 250 RITTENHOUSE CIRCLE, BRISTOL, PENNSYLVANIA 19007; ATTN: WESLEY R. CARD.

    In addition to soliciting proxies by mail, we may make requests for proxies by telephone, telegraph or messenger or by personal solicitation by our officers, directors, or employees, or by any one or more of these means. We will also reimburse brokerage firms and other nominees for their actual out-of-pocket expenses in forwarding proxy material to beneficial owners of our shares. We will pay all expenses in connection with such solicitations.

    D.F. King & Co., Inc. will assist in the solicitation of proxies. We will pay D.F. King a fee of approximately $6,500, plus reimbursement of certain out-of-pocket expenses, and will indemnify D.F. King against any losses arising out of D.F. King's proxy soliciting services on behalf of us.

By Order of the Board of Directors Sidney Kimmel Chairman

Dated:  April 15, 2002

JONES APPAREL GROUP, INC.

P R O X Y

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Sidney Kimmel, Wesley R. Card and Ira M. Dansky, and each of them, each with full power to act without the other, and with full power of substitution, the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Jones Apparel Group, Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on May 22, 2002 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)

JONES APPAREL GROUP, INC. P.O. BOX 11202 NEW YORK, N.Y. 10203-0202

(PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.)	X
Votes MUST be indicated (x) in Black or Blue ink.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.
1. ELECTION OF DIRECTORS				FOR	AGAINST	ABSTAIN
FOR all nominees listed below	WITHHOLD AUTHORITY to vote for all nominees listed below	*EXCEPTIONS	3. Approval of amendments to the 1999 Stock Incentive Plan.

NOMINEES: Sidney Kimmel, Peter Boneparth, Geraldine Stutz, Howard Gittis, Anthony F. Scarpa, Matthew H. Kamens, Michael L. Tarnopol and J. Robert Kerrey
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)	4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
*Exceptions__________________________________________
	FOR	AGAINST	ABSTAIN
2. Ratification of BDO Seidman, LLP as the independent certified public accountants of the corporation for 2002.				To change your address, please mark this box

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by an authorized person.
Date	Share Owner sign here	Co-Owner sign here

Annex I

JONES APPAREL GROUP, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.	Audit Committee Purpose
The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.
  Monitor the independence and performance of the Company's independent auditors and internal auditors.
  Provide an avenue of communication among the independent auditors, management, the internal auditors, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors and internal auditors, as well as any other individual or group in the organization. The Audit Committee has the authority to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.	Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the New York Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board; provided that the Audit Committee may be comprised of less than three members to the extent permitted by the rules of the New York Stock Exchange. Each member of the Audit Committee shall be an independent non-executive director, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least twice annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at least annually with management, the internal auditors, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed. In addition, the Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.	Audit Committee Responsibilities and Duties
Review Procedures
	1.	Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published as required by the SEC regulations.
2.
Review the Company's annual audited financial statements prior to filing or distribution. Review shall include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.
3.
In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the

A-1

steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditors together with management's responses.
4.
Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with generally accepted auditing standards. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.
Independent Auditors
5.
The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.
6.	Approve the fees and other significant compensation to be paid to the independent auditors.
7.
On an annual basis, the Committee should receive a written statement from the independent auditors delineating all relationships between the auditor and the Company. The Committee should review and discuss with the independent auditors all such relationships that could impair the auditors' independence, and should recommend that the Board of Directors take appropriate action in response to the auditors' written statement to satisfy itself of the auditors' independence.
8.	Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach.
9.
Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with generally accepted auditing standards.
10.	Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.
Internal Auditors and Legal Compliance
11.	Review the budget, plan, changes in plan, and qualifications of the internal auditors, as needed.
12.	Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.
13.
On at least an annual basis, review with the Company's general counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.
Other Audit Committee Responsibilities
14.
Annually prepare a report to shareholders as and to the extent required by rules of the Securities and Exchange Commission. The report should be included in the Company's annual proxy statements to the extent required by applicable rules of the Securities and Exchange Commission.
15.	Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.
16.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

A-2

Appendix I

JONES APPAREL GROUP, INC.
1999 STOCK INCENTIVE PLAN

(as proposed to be amended)

1. Purpose of the 1999 Stock Incentive Plan. Jones Apparel Group, Inc. (the "Company") desires to attract and retain the best available talent and to encourage the highest level of performance. The 1999 Stock Incentive Plan (the "Stock Incentive Plan") is intended to contribute significantly to the attainment of these objectives by (i) providing long-term incentives and rewards to all key employees of the Company (including officers and directors who are key employees of the Company and also including key employees of any subsidiary of the Company which may include officers or directors of any subsidiary of the Company who are also key employees of said subsidiary), and those directors and officers, consultants, advisers, agents or independent representatives of the Company or of any subsidiary (together, "Eligible Individuals"), who are contributing or in a position to contribute to the long-term success and growth of the Company or of any subsidiary, (ii) assisting the Company and any subsidiary in attracting and retaining Eligible Individuals with experience and ability, and (iii) associating more closely the interests of such Eligible Individuals with those of the Company's stockholders.

2. Scope and Duration of the Stock Incentive Plan. Under the Stock Incentive Plan, options ("Options") to purchase shares of common stock, par value $.01 per share ("Common Stock"), may be granted to Eligible Individuals. Options granted to employees (including officers and directors who are employees) of the Company or a subsidiary corporation thereof, may, at the time of grant, be designated by the Company's Board of Directors either as incentive stock options ("ISOs"), with the attendant tax benefits as provided for under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code") or as nonqualified stock options. Stock appreciation rights (the "Rights") may be granted in association with Options. Shares of Common Stock subject to restrictions and granted pursuant to Paragraph 7 of the Stock Incentive Plan ("Restricted Stock") may also be granted to Eligible Individuals hereunder. The grant of any of an Option, a Right and/or Restricted Stock is sometimes referred to herein as an "Award." The aggregate number of shares of Common Stock reserved for grant from time to time under the Stock Incentive Plan is 22,500,000 shares of Common Stock, which shares of Common Stock may be authorized but unissued shares of Common Stock or shares of Common Stock, which shall have been or which may be reacquired by the Company, as the Board of Directors of the Company shall from time to time determine. The maximum number of shares of Restricted Stock issuable hereunder is 2,250,000. Restricted Stock issued pursuant to the Stock Incentive Plan, even while subject to restrictions, will be counted against the maximum number of shares issuable hereunder. Such aggregate numbers shall be subject to adjustment as provided in Paragraph 11. If an Option shall expire or terminate for any reason without having been exercised in full or surrendered in full in connection with the exercise of a Right, or if Restricted Stock is forfeited, the shares of Common Stock represented by the portion of the Option not so exercised or surrendered, or forfeited shares of Restricted Stock, as applicable, shall (unless the Stock Incentive Plan shall have been terminated) become available for other Awards under the Stock Incentive Plan. Subject to Paragraph 14, no Option, Right or Restricted Stock shall be granted under the Stock Incentive Plan after May 19, 2009.

3. Administration of the Stock Incentive Plan. This Stock Incentive Plan will be administered by the Board of Directors of the Company (the "Board of Directors"). The Board of Directors, in its discretion, may designate an Option committee (the "Option Committee" or "Committee") composed of at least two members of the Board of Directors to administer this Stock Incentive Plan. Members of the Option Committee shall meet such qualifications as the Board of Directors may determine; provided, however, that each member shall qualify as a "Non-Employee Director" under Section 16 of the Securities Exchange Act of 1934, as amended and as an "Outside Director" as defined in Code Section 162(m) and any regulations promulgated thereunder. Subject to the express provisions of this Plan, the Board of Directors or the Committee (hereinafter, the terms "Option Committee" or "Committee", shall mean the Board of Directors whenever no such Option Committee has been designated), shall have authority in its discretion, subject to and not inconsistent with the express provisions of this Stock Incentive Plan, to direct the grant of Awards; to determine the purchase price of the Common Stock covered by each Award; the Eligible Individuals to whom, and the time or times at which, Awards shall be granted and subject to the maximum set forth in Paragraph 4 hereof, the number of shares of Common Stock to be covered by each Award; to designate Options as ISOs; to direct the grant of Rights in connection with any Option; to interpret the Stock Incentive Plan; to determine the time or times at which Options may be exercised; to determine the terms and conditions of the restrictions relating to the Restricted Stock (which restrictions may vary among Awards as the Committee shall deem appropriate); to prescribe, amend and rescind rules and regulations relating to the Stock Incentive Plan, including, without limitation, such rules and regulations as it shall deem advisable, so that transactions involving Awards may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Securities and Exchange Act of 1934 (the "Exchange Act"); to determine the terms and provisions of and to cause the Company to enter into agreements with Eligible Individuals in connection with Awards granted under the Stock Incentive Plan (the "Agreements"), which Agreements may vary from one another as the Committee shall deem appropriate; and to make all other determinations it may deem necessary or advisable for the administration of the Stock Incentive Plan. Notwithstanding the foregoing, except as provided in Section 11, the Committee shall not have the authority to reduce the exercise price of any outstanding Option or to offer to grant any new Option in exchange for the cancellation of an outstanding Option with a higher exercise price.

Members of the Committee shall serve at the pleasure of the Board of Directors. The Committee shall have and may exercise all of the powers of the Board of Directors under the Stock Incentive Plan, other than the power to appoint a director to Committee membership. A majority of the Committee shall constitute a quorum, and acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the acts of the Committee. The Committee may also act by instrument signed by a majority of the members of the Committee.

Every action, decision, interpretation or determination by the Committee with respect to the application or administration of this Stock Incentive Plan shall be final and binding upon the Company and each person holding any Award granted under this Stock Incentive Plan.

4. Eligibility: Factors to be Considered in Granting Awards and Designating ISOs.

(a) Awards may be granted only to (i) key employees (including officers and directors who are employees) of the Company or any subsidiary corporation thereof on the date of grant (Options so granted may be designated as ISOs), and (ii) directors or officers of the Company or a subsidiary corporation thereof on the date of grant, without regard to whether they are employees, and (iii) consultants or advisers to or agents or independent representatives of the Company or a subsidiary thereof. In determining the persons to whom Awards shall be granted and the number of shares of Common Stock to be covered by each Award, the Committee shall take into account the nature of the duties of the respective persons, their present and potential contributions to the Company's (including subsidiaries') successful operation and such other factors as the Board of Directors in its discretion shall deem relevant. Subject to the provisions of Paragraph 2 and clause (c) below, an Eligible Individual may receive Awards on more than one occasion under the Stock Incentive Plan. No person shall be eligible for an Award if he shall have filed with the Secretary of the Company an instrument waiving such eligibility; provided that any such waiver may be revoked by filing with the Secretary of the Company an instrument of revocation, which revocation will be effective upon such filing.

(b) In the case of each ISO granted to an employee, the aggregate fair market value (determined at the time the ISO is granted) of the Common Stock with respect to which the ISO is exercisable for the first time by such employee during any calendar year (under all plans of the Company and any subsidiary corporation thereof) may not exceed $100,000.

(c) In no event shall any Eligible Individual be granted Options to purchase more than 6,000,000 shares of Common Stock or shares of Restricted Stock as Performance-Based Awards (as defined in paragraph 12) in excess of 1,500,000 over the ten-year term of this Stock Incentive Plan.

5. Awards of Options.

(a) Options.

(i) The purchase price per share of the Common Stock covered by each Option shall be established by the Committee but in no event shall it be less than the fair market value of a share of the Common Stock on the date the Option is granted; provided, however, that if an Option is granted to a director of the Company for services solely as a director, and such grant is approved by the Board of Directors, the purchase price may be less than such fair market value. If, at the time an Option is granted, the Common Stock is publicly traded, such fair market value shall be the closing price (or the mean of the latest bid and asked prices) of a share of Common Stock on such date as reported in The Wall Street Journal (or a publication or reporting service deemed equivalent to The Wall Street Journal for such purpose by the Board of Directors) for any national securities exchange or other securities market which at the time is included in the stock price quotations of such publication. In the event that the Committee shall determine such stock price quotation is not representative of fair market value by reason of the lack of a significant number of recent transactions or otherwise, the Committee may determine fair market value in such a manner as it shall deem appropriate under the circumstances. If, at the time an Option is granted, the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value.

(ii) In the case of an employee who at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the employer corporation or of its parent or a subsidiary corporation thereof (a "10% Holder"), the purchase price of the Common Stock covered by any ISO shall in no event be less than 110% of the fair market value of the Common Stock at the time the ISO is granted.

(b) Term of Options. The term of each Option shall be fixed by the Committee, but in no event shall it be exercisable more than 10 years from the date of grant, subject to earlier termination as provided in Paragraphs 9 and 10. An ISO granted to a 10% Holder shall not be exercisable more than 5 years from the date of grant.

(c) Exercise of Options.

(i) Subject to the provisions of the Stock Incentive Plan, an Option granted to an employee under the Stock Incentive Plan shall become fully exercisable at such time or times as the Committee in its sole discretion shall determine at the time of the granting of the Option or thereafter, except that in no event shall any such Option be exercisable later than 10 years after its grant.

(ii) An Option may be exercised as to any or all full shares of Common Stock as to which the Option is then exercisable.

(iii) The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in full in cash at the time of exercise; provided, that the purchase price may be paid (i) in whole or in part, by surrender or delivery to the Company of previously-owned securities of the Company already beneficially owned by the Optionee for at least six months and having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid, or (ii) in cash by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise. Fair market value shall be determined as provided in Paragraph 5 for the determination of such value on the date of the grant. In addition, the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state or local tax requirements.

(iv) Except as provided in Paragraphs 9 and 10, no Option may be exercised unless the original grantee thereof is then an Eligible Individual.

(v) The Option holder shall have the rights of a stockholder with respect to shares of Common Stock covered by an Option only upon becoming the holder of record of such shares of Common Stock.

(vi) Notwithstanding any other provision of this Stock Incentive Plan, the Company shall not be required to issue or deliver any share of stock upon the exercise of an Option prior to the admission of such share to listing on any stock exchange or automated quotation system on which the Company's Common Stock may then be listed.

6. Awards and Exercise of Rights.

(a) A Right may be awarded by the Committee in association with any Option either at the time such Option is granted or at any time prior to the exercise, termination or expiration of such Option. Each such Right shall be subject to the same terms and conditions as the related Option and shall be exercisable only to the extent such Option is exercisable, and the Right Value, as hereinafter defined, is a positive amount.

(b) A Right shall entitle the holder to surrender to the Company unexercised the related Option (or any portion or portions thereof which the holder from time to time shall determine to surrender for this purpose) and to receive in exchange therefor, subject to the provisions of the Stock Incentive Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to the product of (A) the "Right Value" of one share of Common Stock, as hereinafter defined, and (B) the number of shares of Common Stock called for by the Option, or portion thereof, which is surrendered. For purposes of the Stock Incentive Plan, the Right Value of one share of Common Stock shall be the excess of: (i) the fair market value of one share of Common Stock on the date on which the Right is exercised, over (ii) the purchase price per share of the Common Stock covered by the surrendered Option. The date on which the Committee shall receive notice from the holder of the exercise of a Right shall be considered the date on which the Right is exercised.

Upon exercise of a Right, a holder shall indicate to the Committee what portion of the payment he desires to receive in cash and what portion in shares of Common Stock of the Company; provided, that the Board of Directors shall have sole discretion to determine in any case or cases that payment will be made in the form of all cash, all shares of Common Stock, or any combination thereof. If the holder is to receive a portion of such payment in shares of Common Stock, the number of shares of Common Stock shall be determined by dividing the amount of such portion by the fair market value of one share of Common Stock on the date on which the Right is exercised. The number of shares of Common Stock which may be received pursuant to the exercise of a Right may not exceed the number of shares of Common Stock covered by the related Option, or portion thereof, which is surrendered. No fractional shares of Common Stock will be issued, but instead cash will be paid for any such fractional share of Common Stock.

No payment will be required from the holder upon exercise of a Right, except that the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of cash or a certificate representing shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state or local tax requirements, and the Company shall have the right to deduct from any payment any taxes required by law to be withheld by the Company with respect to such payment.

(c) The fair market value of one share of Common Stock for the date on which a Right is exercised shall be determined as provided in Paragraph 5 for the determination of such value on the date of grant.

(d) Upon exercise of a Right, the number of shares of Common Stock subject to exercise under the related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option, or portion thereof, which is surrendered. Shares of Common Stock subject to Options, or portions thereof, which are surrendered in connection with the exercise of Rights shall not be available for subsequent Option grants under the Stock Incentive Plan.

(e) Whether payments upon exercise of Rights are made in cash, shares of Common Stock or a combination thereof, the Committee shall have the sole discretion as to the timing of the payments, including whether payment shall be made in a lump sum or installments, but payments may not be deferred beyond the first business day of the twenty-fifth calendar month next following the month of exercise of a Right. Deferred payments may bear interest at a rate determined by the Committee, provided that such rate of interest shall not be less than the lowest rate which avoids imputation of interest at a higher rate under the Code. The Board of Directors may make such further provisions and adopt such rules and regulations as it shall deem appropriate, not inconsistent with the Stock Incentive Plan, related to the timing of the exercise of a Right and the determination of the form and timing of payment to the holder upon such exercise.

7. Awards of Restricted Stock. The Committee may authorize the issuance or transfer of shares of Restricted Stock to Eligible Individuals either alone or in addition to other Awards under the Stock Incentive Plan. The terms and conditions of the vesting of an Award of Restricted Stock shall be set forth in the Agreement with the recipient thereof. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals pursuant to Paragraph 12 hereof or such other factors as the Committee may determine, in its sole discretion. Awards of Restricted Stock shall also be subject to the following provisions:

(a) The Restricted Stock may be issued at a purchase price less than the fair market value thereof or for no consideration, as determined by the Committee.

(b) Restricted Stock may be subject to: (i) restrictions on the sale or other disposition thereof, (ii) rights of repurchase or first refusal, and (iii) such other restrictions, conditions and terms as the Committee deems appropriate.

(c) Each Award of Restricted Stock will constitute an immediate transfer of ownership of such shares, entitling the recipient to dividend, voting and other ownership rights. The holder of Restricted Stock shall not be required to return any dividends received thereon to the Company in the event of the forfeiture of such shares.

(d) The Committee shall determine whether shares of Restricted Stock are to be held in escrow by the Company or by an escrow agent appointed by the Committee, or if such shares are to be delivered to the recipient of the Award with an appropriate legend referring to the terms, conditions and restrictions applicable to the Award, in substantially the following form:

"The sale, transfer, alienation, attachment, assignment, pledge or encumbrance of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Jones Apparel Group, Inc. 1999 Stock Incentive Plan and an Agreement entered into by the registered owner and the Company dated __________. Copies of such Plan and Agreement are on file at the offices of the Company. Any attempt to dispose of these shares in contravention of the applicable restrictions, including by way of sale, assignment, transfer, pledge, hypothecation or otherwise, shall be null and void and without effect."

If and when all restrictions on such shares have lapsed without a prior forfeiture of the shares, such legend shall be removed from the certificate representing the shares.

8. Nontransferability of Awards. No Award granted under the Stock Incentive Plan shall be transferable, other than by will or by the laws of descent and distribution, except that all or any portion of an Option (other than Options which are ISOs) may be transferred to or for the benefit of (by trust) the spouse or lineal descendants of a holder of such Option, subject to such restrictions on transfer which may be imposed by federal and state securities laws, and if prior thereto the transferee agrees to be bound by the terms of the Stock Incentive Plan and the

Options, as the case may be ("Permitted Transferee"). Options which are ISOs may be exercised, during the lifetime of the holder, only by the holder, or by his guardian or legal representative.

9. Termination of Relationship to the Company.

(a) In the event that any original grantee of an Option or Right shall cease to be an Eligible Individual of the Company (or any subsidiary corporation thereof), except as set forth in Paragraph 10, such Award may (subject to the provisions of the Stock Incentive Plan) be exercised (to the extent that the original grantee was entitled to exercise such Option or Right at the termination of his employment or service as a director, officer, consultant, adviser, agent or independent representative, as the case may be) at any time within three months after such termination (or for such other period following termination as the grantee and the Company may have agreed to in writing), but not more than 10 years (five years in the case of a 10% Holder) after the date on which such Award was granted or the expiration of the Award, if earlier. Notwithstanding the foregoing, except as provided in Paragraph 10, if the position of an original grantee shall be terminated by the Company or any subsidiary thereof for cause or if the original grantee terminates his employment or position voluntarily and without the written consent of the Company or any subsidiary corporation thereof, as the case may be, the Options or Rights granted to such person, whether held by such person or by a Permitted Transferee shall, to the extent not theretofore exercised, forthwith terminate immediately upon such termination. Subject to such exceptions as may be determined by the Committee, in the event any original Restricted Stock grantee shall cease to be an Eligible Individual of the Company (or any subsidiary corporation thereof), except as set forth in Paragraph 10, all shares of Restricted Stock remaining subject to applicable restrictions shall be forfeited by the recipient and be immediately transferred to, and reacquired by, the Company at no cost to the Company.

(b) Other than as provided in Paragraph 10(a), Awards granted under the Stock Incentive Plan shall not be affected by any change of duties or position so long as the holder remains an Eligible Individual.

(c) Any Agreement may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates or the date other positions or relationships terminate for purposes of the Stock Incentive Plan and the effect of leaves of absence, which provisions may vary from one another.

(d) Nothing in the Stock Incentive Plan or in any Award pursuant to the Stock Incentive Plan shall confer upon any Eligible Individual or other person any right to continue in the employ of the Company or any subsidiary corporation thereof (or the right to be retained by, or have any continued relationship with the Company or any subsidiary corporation thereof), or affect the right of the Company or any such subsidiary corporation thereof, as the case may be, to terminate his employment, retention or relationship at any time. The grant of any Award pursuant to the Stock Incentive Plan shall be entirely in the discretion of the Committee, and nothing in the Stock Incentive Plan shall be construed to confer on any Eligible Individual any right to receive any Award under the Stock Incentive Plan.

10. Death, Disability or Retirement.

(a) If a person to whom an Award has been granted under the Stock Incentive Plan shall (i) die (and the conditions in sub-paragraph (b) below are met) or (ii) become permanently and totally disabled or enter retirement (as such terms are defined below) while serving as an Eligible Individual, then the following provisions shall apply: (A) in the case of an Option or Stock Appreciation Right, the Award shall become immediately fully exercisable and the period for exercise provided in Paragraph 9 shall be extended to (i) one year after the date of death of the original grantee, or (ii) in the case of the permanent and total disability of the original grantee, to one year after the date of permanent and total disability of the original grantee, or (iii) three years in the case of a retirement (as defined below), but, in any case, not more than 10 years (five years in the case of a 10% Holder) after the date such Award was granted, or the expiration of the Award, if earlier, as shall be prescribed in the original grantee's Award Agreement, and (B) in the case of Restricted Stock, the period of restrictions applicable to all unvested shares shall terminate on the date of termination of employment by reason of retirement, disability or death. An Award may be exercised as set forth herein in the event of the original grantee's death, by a Permitted Transferee or the person or persons to whom the holder's rights under the Award pass by will or applicable law, or if no such person has the right, by his executors or administrators; or in the event of the original grantee's permanent and total disability, by the holder or his guardian.

(b) In the case of death of a person to whom an Award was originally granted, the provisions of subparagraph (a) apply if such person dies (i) while in the employ of the Company or a subsidiary corporation thereof or while serving as an Eligible Individual of the Company or a subsidiary corporation thereof or (ii) within three months after the termination of such position other than termination for cause, or voluntarily on the original grantee's part and without the consent of the Company or a subsidiary corporation thereof, or (iii) within three years following his retirement.

(c) The term "permanent and total disability" as used above shall have the meaning set forth in Section 22(e)(3) of the Code.

(d) The term "retirement" as used above shall mean voluntary termination of employment with the Company or a subsidiary corporation thereof by the Eligible Individual after attaining age 55 with at least 10 years of service with the approval of the Company or, if the individual has not attained age 55 and/or has less than 10 years of service, the Company determines that circumstances exist that warrant the granting of retirement status.

11. Adjustments upon Changes in Capitalization. Notwithstanding any other provision of the Stock Incentive Plan, in the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, spin-offs, reorganizations, liquidations and the like, the Committee may appropriately adjust the aggregate number and class of shares of Common Stock as to which Awards may be granted under the Stock Incentive Plan, the maximum number and class of shares that may be awarded to any Eligible Individual, the number and class of shares subject to outstanding Awards, and the Option or Restricted Stock price per share. In the event of (i) the dissolution or liquidation of the Company, or (ii) the disposition by the Company of substantially all of the assets or stock of a subsidiary of which the original grantee is then an employee, officer or director, consultant, adviser, agent or independent representative or if (iii) a "change in control" (as hereinafter defined) of the Company has occurred or is about to occur, then, if the Committee shall so determine: (A) with respect to Options, each Option under the Stock Incentive Plan, if such event shall occur with respect to the Company, or each Option granted to an employee, officer, director, consultant, adviser, agent or independent representative of a subsidiary respecting which such event shall occur, shall (x) become immediately and fully exercisable or (y) terminate simultaneously with the happening of such event, and the Company shall pay the Optionee in lieu thereof an amount equal to (a) the excess of the fair market value over the exercise price of one share on the date on which such event occurs, multiplied by (b) the number of shares subject to the Option, without regard to whether the Option is then otherwise exercisable, and (B) with respect to Restricted Stock, any Restricted Stock not forfeited prior to the change in control shall become immediately and fully vested, and the Committee shall have sole discretion to waive automatic forfeitures, if any, arising from the change in control.

12. Performance-Based Awards. Certain Awards of Restricted Stock granted under the Stock Incentive Plan may be granted, in the sole discretion of the Committee, in a manner constituting "qualified performance-based compensation" within the meaning of Section 162(m) of the Code. Such Awards (the "Performance-Based Awards") shall be based upon one or more of the following factors: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, sales, cash flow, market share, relative performance to a group of companies comparable to the Company, and strategic business criteria consisting of one or more objectives based on the Company's meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures. With respect to Performance-Based Awards, (i) the Committee shall establish in writing the objective performance-based goals applicable to a given fiscal period no later than 90 days after the commencement of such fiscal period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to any recipient for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

13. Effectiveness of the Stock Incentive Plan. Awards may be granted under the Stock Incentive Plan, subject to its authorization and adoption by stockholders of the Company, at any time or from time to time after its adoption by the Committee, but the amendment and restatement of the Stock Incentive Plan shall not be effective unless it shall have been authorized and adopted by a majority of the votes properly cast thereon at a meeting of stockholders of the Company duly called and held after the date of adoption of the amended and restated Stock Incentive Plan by the Board of Directors. If so adopted, the amended and restated Stock Incentive Plan shall become effective as of the date of its adoption by the Board of Directors. The exercise of Options shall also be expressly subject to the condition that at the time of exercise a registration statement under the Securities Act of 1933, as amended (the "Act") shall be effective, or other provisions satisfactory to the Committee shall have been made to ensure that such exercise will not result in a violation of such Act, and such other qualification under any state or Federal law, rule or regulation as the Company shall determine to be necessary or advisable shall have been effected. If the shares of Common Stock issuable upon exercise of an Option or if shares of Restricted Stock are not registered under such Act, and if the Committee shall deem it advisable, the recipient may be required to represent and agree in writing (i) that any shares of Common Stock acquired pursuant to the Stock Incentive Plan will not be sold except pursuant to an effective registration statement under such Act or an exemption from the registration provisions of the Act and (ii) that such recipient will be acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof and (iii) that the holder accepts such restrictions on transfer of such shares, including, without limitation, the affixing to any certificate representing such shares of an appropriate legend restricting transfer as the Company may reasonably impose.

14. Termination and Amendment of the Stock Incentive Plan. The Board of Directors of the Company may amend, modify or terminate the Stock Incentive Plan at any time prior to the termination of the Stock Incentive Plan, except that no amendment may be made without shareholder approval (i) if the Board of Directors determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16 of the Exchange Act, for which or with which the Board of Directors determines that it is desirable to qualify or comply, or (ii) if such amendment grants the Committee the authority to reduce the exercise price of any outstanding Option or to offer to grant any new Option in exchange for the cancellation of an outstanding Option with a higher exercise price, otherwise than in accordance with Section 11. No suspension, termination, modification or amendment of the Stock Incentive Plan may, without the express written consent of the Eligible Individual (or his Permitted Transferee) to whom an Award shall theretofore have been granted, adversely affect the rights of such Eligible Individual (or his Permitted Transferee) under such Award.

15. Financing for Investment in Stock of the Company. The Board of Directors may cause the Company or any subsidiary to give or arrange for financing, including direct loans, secured or unsecured, or guaranties of loans by banks which loans may be secured in whole or in part by assets of the Company or any subsidiary, to any Eligible Individual under the Stock Incentive Plan who shall have been so employed or so served for a period of at least six months at the end of the fiscal year ended immediately prior to arranging such financing; but the Board of Directors may, in any specific case, authorize financing for an Eligible Individual who shall not have served for such a period. Such financing shall be for the purpose of providing funds for the purchase by the Eligible Individual of shares of Common Stock pursuant to the exercise of an Option or an Award of Restricted Stock and/or for payment of taxes incurred in connection with such exercise or Award, and/or for the purpose of otherwise purchasing or carrying a stock investment in the Company. The maximum amount of liability incurred by the Company and its subsidiaries in connection with all such financing outstanding shall be determined from time to time in the discretion of the Board of Directors. Each loan shall bear interest at a rate not less than that provided by the Code and other applicable law, rules, and regulations in order to avoid the imputation of interest at a higher rate. Each recipient of such financing shall be personally liable for the full amount of all financing extended to him. Such financing shall be based upon the judgment of the Board of Directors that such financing may reasonably be expected to benefit the Company, and that such financing as may be granted shall be consistent with the Certificate of Incorporation and By-Laws of the Company or such subsidiary, and applicable laws. If any such financing is authorized by the Board of Directors, such financing shall be administered by the Board of Directors.

16. Severability. In the event that any one or more provisions of the Stock Incentive Plan or any Agreement, or any action taken pursuant to the Stock Incentive Plan or such Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Stock Incentive Plan or of such or any other Agreement, but in such particular jurisdiction and instance the Stock Incentive Plan and the affected Agreement shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

17. Applicable Law. The Stock Incentive Plan shall be governed and interpreted, construed and applied in accordance with the laws of the State of Pennsylvania.

18. Withholding. A holder shall, upon notification of the amount due and prior to or concurrently with delivery to such holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state, local or other tax requirements.

19. Miscellaneous.

(a) The terms "parent," "subsidiary" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and (f) of the Code, respectively.

(b) The term "terminated for cause" shall mean termination by the Company (or a subsidiary thereof) of the employment of or other relationship with, the original grantee by reason of the grantee's (i) willful refusal to perform his obligations to the Company (or a subsidiary thereof), (ii) willful misconduct, contrary to the interests of the Company (or a subsidiary thereof), or (iii) commission of a serious criminal act, whether denominated a felony, misdemeanor or otherwise. In the event of any dispute regarding whether a termination for cause has occurred, the Board of Directors may by resolution resolve such dispute, and such resolution shall be final and conclusive on all parties.

(c) The term "change in control" shall mean an event or series of events that results in (i) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a "person" within the meaning of Sections 13(d)(3) of the Exchange Act, other than the Company, a majority-owned subsidiary of the Company or an employee benefit plan of the Company or such subsidiary (or such plan's related trust), become(s) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of 20% or more of the then outstanding voting stock of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Company's Board of Directors (together with any new director whose election by the Company's Board or whose nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; (iii) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the shareholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company).

12

JONES APPAREL GROUP, INC.
STOCK OPTION AGREEMENT
(NON-QUALIFIED STOCK OPTION)

THIS AGREEMENT, made as of this ___ day of _______ 20__ by JONES APPAREL GROUP, INC., a Pennsylvania corporation (hereinafter called the "Company"), with __________________________ (hereinafter call the "Holder"):

The Company has adopted a 1999 Stock Incentive Plan (the "Plan"). Said Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement.

The Committee, which is charged with the administration of the Plan pursuant to Section 3 thereof, has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

NOW, THEREFORE, pursuant to the Plan, the Company with the approval of the Committee hereby grants to the Holder as of the date hereof an option to purchase all or any part of _______ shares of Common Stock of the Company, par value $[ ] per share, at a price per share of $_________, which price is not less than the fair market value of a share of Common Stock on the date hereof (the "Option"), and upon the following terms and conditions:

1. The Option shall continue in force through _______ ___, ____ (the "Expiration Date"), unless sooner terminated as provided herein and in the Plan. Subject to the provisions of the Plan, the Option shall become exercisable as to [20%] of the number of shares originally covered thereby upon the first anniversary of the date of grant of the Option, and as to [20%] of the number of shares originally covered thereby upon the second, [third and fourth] anniversaries of the date of grant of the Option, and on the [fifth] anniversary, the Option shall become fully exercisable. Such installments shall be cumulative, subject to the following:

a. Except as provided hereinbelow, the Option may not be exercised unless the Holder is then an employee (including directors and officers who are employees), director, consultant, advisor, agent or independent representative of the Company or any subsidiary of the Company or any combination thereof and unless the Holder has remained in the continuous employ or service thereof from the date of grant.

2. In the event that the employment or service of the Holder shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of the Plan, be exercised (to the extent that the Holder was entitled to do so at the termination of this employment or service) at any time within three months after such termination, but not after the Expiration Date, provided, however, that if such termination shall have been for cause or voluntarily by the Holder and without the consent of the Company or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of normal retirement), the Option and all rights of the Holder hereunder, to the extent not theretofore exercised, shall forthwith terminate immediately upon such termination. Nothing in this Agreement shall confer upon the Holder any right to continue in the employ or service of the Company or any subsidiary of the Company or affect the right of the Company or any subsidiary to terminate his employment or service at any time.

3. If the Holder shall (a) die while he is employed by or serving the Company or a corporation which is a subsidiary thereof or within three months after the termination of such position (other than termination for cause, or voluntarily on his part and without the consent of the Company or subsidiary corporation thereof, as the case may be, which consent shall be presumed in the case of normal retirement), or (b) become permanently and totally disabled within the meaning of Section 22 (e) (3) of Code while employed by or serving any such company, and if the Option was otherwise exercisable, immediately prior to the occurrence of such event, then such Option may be exercised as set forth herein by the Holder or by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time within one year after the date of death of the original Holder, or one year after the date of permanent or total disability, but in either case, not later than the Expiration Date.

4. a. The Holder may exercise the Option with respect to all or any part of the shares then purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 8 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided that, if permitted by the Board, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. In such event fair market value should be determined pursuant to paragraph 5 of the Plan.

b. Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

5. Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per share subject to the Option shall be appropriately adjusted by the Board, whose determination shall be conclusive.

6. No options granted hereunder shall be transferable other than by will or by the laws of descent and distribution. Options may be exercised, during the lifetime of the Holder, only by the Holder, or by his guardian or legal representative. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Holder and it shall thereupon become null and void.

7. Neither the Holder nor in the event of his death, any person entitled to exercise his rights, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or his estate, as the case may be.

8. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Chief Financial Officer, 250 Rittenhouse Circle, Bristol, Pennsylvania 19007 and any notice to the Holder shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

9. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to this Option.

JONES APPAREL GROUP, INC.

By: _____________________

Name: ___________________

Title: __________________

ACCEPTED AND AGREED

____________________
Holder

FORM OF NOTICE OF EXERCISE

TO: JONES APPAREL GROUP, INC.
250 Rittenhouse Circle
Bristol, Pennsylvania 19007

The undersigned hereby exercises his/her option to purchase _____ shares of Common Stock of Jones Apparel Group, Inc. (the "Company"), as provided in the Stock Option Agreement dated as of _______, 20__ at $ _______ per share, a total of $_____________, and makes payment therefor as follows:

(a) To the extent of $_______ of the purchase price, the undersigned hereby surrenders to the Company certificates for shares of its Common Stock, which, valued at $__________________ per share, the fair market value thereof, equals such portion of the purchase price.

(b) To the extent of the balance of the purchase price, the undersigned has enclosed a certificate or bank check payable to the order of the Company for $________________.

A stock certificate or certificate for the shares should be delivered in person or mailed to the undersigned at the address shown below.

The undersigned hereby represents and warrants that it is his (her) present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his (her) own account for investment, and not with a view to the distribution of any thereof, and agrees that he (she) will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.

Signature: ________________________

Address: ________________________

________________________

Dated: ________________

JONES APPAREL GROUP, INC.
STOCK OPTION AGREEMENT
(INCENTIVE STOCK OPTION)

THIS AGREEMENT, made as of this ___ day of _______ 20__ by JONES APPAREL GROUP, INC., a Pennsylvania corporation (hereinafter called the "Company"), with ___________________________ (hereinafter call the "Holder"):

The Company has adopted a 1999 Stock Incentive Plan (the "Plan"). Said Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement.

The Committee, which is charged, with the administration of the Plan pursuant to Section 3 thereof, has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

NOW, THEREFORE, pursuant to the Plan, the Company with the approval of the Committee hereby grants to the Holder as of the date hereof an option (the "Option") to purchase all or any part of _________ shares of Common Stock of the Company, par value $[ ] per share, at a price per share of $_________, which price is not less than the fair market value of a share of Common Stock on the date hereof (or 110% of the fair market value of a share of Common Stock if the Holder is a 10% Holder (as defined in the Plan)), and upon the following terms and conditions:

1. The Option shall continue in force through __________, ____ (the "Expiration Date"), unless sooner terminated as provided herein and in the Plan. Subject to the provisions of the Plan, the Option shall become exercisable as to [20%] of the number of shares originally covered thereby upon the first anniversary of the date of grant of the Option, and as to [20%] of the number of shares originally covered thereby upon the second, [third and fourth] anniversaries of the date of grant of the Option, and on the [fifth] anniversary, the Option shall become fully exercisable. Such installments shall be cumulative, subject to the following:

a. Except as provided hereinbelow, the Option may not be exercised unless the Holder is then an employee (including directors and officers who are employees), director, consultant, advisor, agent or independent representative of the Company or any subsidiary of the Company or any combination thereof and unless the Holder has remained in the continuous employ or service thereof from the date of grant.

b. This Option is designated as an incentive stock option ("ISO") pursuant to the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder.

2. In the event that the employment or service of the Holder shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of the Plan, be exercised (to the extent that the Holder was entitled to do so at the termination of this employment or service) at any time within three months after such termination, but not after the Expiration Date, provided, however, that if such termination shall have been for cause or voluntarily by the Holder and without the consent of the Company or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of normal retirement), the Option and all rights of the Holder hereunder, to the extent not theretofore exercised, shall forthwith terminate immediately upon such termination. Nothing in this Agreement shall confer upon the Holder any right to continue in the employ or service of the Company or any subsidiary of the Company or affect the right of the Company or any subsidiary to terminate his employment or service at any time.

3. If the Holder shall (a) die while he is employed by or serving the Company or a corporation which is a subsidiary thereof or within three months after the termination of such position (other than termination for cause, or voluntarily on his part and without the consent of the Company or subsidiary corporation thereof, as the case may be, which consent shall be presumed in the case of normal retirement), or (b) become permanently and totally disabled within the meaning of Section 22 (e) (3) of the Code, while employed by or serving any such company, and if the Option was otherwise exercisable, immediately prior to the occurrence of such event, then such Option may be exercised as set forth herein by the Holder or by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time within one year after the date of death of the original Holder, or one year after the date of permanent or total disability, but in either case, not later than the Expiration Date.

4. a. The Holder may exercise the Option with respect to all or any part of the shares then purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 8 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided that, if permitted by the Board, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. In such event fair market value should be determined pursuant to paragraph 5 of the Plan.

b. Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

5. Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per share subject to the Option shall be appropriately adjusted by the Board, whose determination shall be conclusive.

6. This Option shall, during the Holder's lifetime, be exercisable only by him, and neither this Option nor any right hereunder shall be transferable by him, by operation of law or otherwise, except by will or by the laws of descent and distribution. In the event of any attempt by the

Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Holder and it shall thereupon become null and void.

7. Neither the Holder nor in the event of his death, any person entitled to exercise his rights, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or his estate, as the case may be.

8. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Chief Financial Officer, 250 Rittenhouse Circle, Bristol, Pennsylvania 19007 and any notice to the Holder shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

9. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to this Option.

JONES APPAREL GROUP, INC.

By: _____________________

Name: ___________________

Title: __________________

ACCEPTED AND AGREED

___________________
Holder

FORM OF NOTICE OF EXERCISE

TO: JONES APPAREL GROUP, INC.
250 Rittenhouse Circle
Bristol, PA 19007

The undersigned hereby exercises his/her option to purchase _____ shares of Common Stock of Jones Apparel Group, Inc. (the "Company"), as provided in the Stock Option Agreement dated as of _______, 20__ at $ _______ per share, a total of $_____________, and makes payment therefor as follows:

(a) To the extent of $_______ of the purchase price, the undersigned hereby surrenders to the Company certificates for shares of its Common Stock, which, valued at $__________________ per share, the fair market value thereof, equals such portion of the purchase price.

(b) To the extent of the balance of the purchase price, the undersigned has enclosed a certificate or bank check payable to the order of the Company for $________________.

A stock certificate or certificate for the shares should be delivered in person or mailed to the undersigned at the address shown below.

The undersigned hereby represents and warrants that it is his (her) present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his (her) own account for investment, and not with a view to the distribution of any thereof, and agrees that he (she) will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.

Signature: ________________________

Address: ________________________

________________________

Dated: _______________

JONES APPAREL GROUP, INC.
RESTRICTED STOCK AGREEMENT

THIS AGREEMENT dated as of _________, 20__ between JONES APPAREL GROUP, INC., a Pennsylvania corporation (the "Company") and ___________ (the "Employee").

The Company has adopted a 1999 Stock Incentive Plan (the "Plan"). The Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement.

The Committee, which is charged with the administration of the Plan pursuant to Section 3 thereof, has determined that it would be to the advantage and interest of the Company to grant the award provided for herein to the Employee as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

In consideration of mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1. Grant of Restricted Shares.

(a) Subject to the provisions of this Agreement and to the provisions of the Plan, the Company hereby grants to the Employee that number of shares of restricted Common Stock of the Company, par value $.01 per share, set forth on Schedule A attached hereto (the "Restricted Shares"). Subject to Section 3, certificates evidencing the Restricted Shares shall be issued by the Company and registered in the name of the Employee on the stock transfer books of the Company. However, certificates issued with respect to Restricted Shares shall be held by the Company in escrow under the terms hereof. Such certificates shall bear the legend set forth in subsection (c) below or such other appropriate legend as the Committee shall determine, which legend shall be removed only if and when the Restricted Shares vest as provided herein, at which time the certificates shall be delivered to the Employee. As a condition to the issuance of Shares hereunder, the Employee shall deliver to the Company the attached stock powers duly endorsed in blank. Upon the issuance of Restricted Shares hereunder, the Employee shall be entitled to vote the Restricted Shares, and shall be entitled to receive, free of all restrictions, ordinary cash dividends and dividends in the form of shares thereon. The Employee will not be required to return any such ordinary dividends to the Company in the event of forfeiture of such Restricted Shares. The Employee's right to receive any extraordinary dividends or other distributions with respect to Restricted Shares prior to their becoming nonforfeitable shall be at the sole discretion of the Committee, but in the event of any such extraordinary event, the Committee shall take such action as is appropriate to preserve the value of, and prevent the unintended enhancement of the value of, the Restricted Shares.

(b) In order to comply with any applicable securities laws, the Company may require the Employee (i) to furnish evidence satisfactory to the Company (including a written and signed representation letter) to the effect that the Restricted Shares were acquired for investment only and not for resale or distribution and (ii) to agree that the Restricted Shares shall only be sold by the Employee following registration under the Securities Act of 1933, as amended, or pursuant to an exemption therefrom.

(c) Unless otherwise determined by the Committee, any certificate issued in respect of the Restricted Shares prior to the lapse of any outstanding restrictions relating thereto shall bear the following legend:

"The sale, transfer, alienation, attachment, assignment, pledge or encumbrance of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Jones Apparel Group, Inc. 1999 Stock Incentive Plan and an Agreement entered into by the registered owner and the Company dated ______. Copies of such Plan and Agreement are on file at the offices of the Company. Any attempt to dispose of these shares in contravention of the applicable restrictions, including by way of sale, assignment, transfer, pledge, hypothecation or otherwise, shall be null and void and without effect."

2. Vesting.

Subject to Section 3 hereof, the restrictions on transfer of the Restricted Shares shall lapse and the Restricted Shares shall become vested and nonforfeitable as follows:

(a) [INSERT TIME-BASED OR PERFORMANCE-BASED VESTING REQUIREMENTS].

(b) In the event of (i) the dissolution or liquidation of the Company, or (ii) the disposition by the Company of substantially all of the assets or stock of a subsidiary of which the Employee is then an employee, officer or director, consultant, adviser, agent or independent representative or if (iii) a "change in control" (as defined in the Plan) of the Company has occurred or is about to occur, then, if the Committee shall so determine, any Restricted Shares not forfeited prior to the change in control shall become immediately and fully vested, and the Committee shall have sole discretion to waive automatic forfeitures, if any, arising from the change in control.

3. Termination of Employment.

Except as provided in Paragraph 4 hereof, Restricted Shares shall not vest unless the Employee is then an employee (including directors and officers who are employees), director or officer of the Company or any subsidiary of the Company, or a consultant, advisor, agent or independent representative of the Company or any subsidiary of the Company, or any combination thereof and unless the Employee has remained continuously so employed since the date of grant of the Restricted Shares.

In the event that the employment of the Employee shall terminate (other than by reason of death, Disability or Retirement), all unvested Restricted Shares shall be forfeited and be immediately transferred to, and reacquired by, the Company at no cost to the Company.

4. Acceleration of Benefits upon Death, Disability or Retirement of Employee or Change in Control.

The period of restrictions applicable to all unvested Restricted Shares shall terminate on the date of termination of employment by reason of retirement, disability (as such terms are defined in the Plan) or death or, if the Committee shall so determine, upon a change in control (as defined in the Plan).

5. Nontransferability of Restricted Shares.

The Restricted Shares are nontransferable and may not be sold, assigned, transferred, disposed of, pledged or otherwise encumbered by the Employee, other than by will or the laws of descent and distribution until such Restricted Shares become nonforfeitable in accordance with the provisions of this Agreement. Any Employee's successor (a "Successor") shall take rights herein granted subject to the terms and conditions hereof. No such transfer of the Restricted Shares to any Successor shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by such Successor of the terms and conditions hereof.

6. No Right to Continued Employment.

Nothing in this Agreement or the Plan shall confer upon the Employee any right to continue in the employ of the Company or any of its affiliate corporations or interfere in any way with the right of the Company or any such affiliate corporation to terminate such employment at any time.

7. Withholding.

The Employee shall pay to the Company promptly upon request, and in any event at the time the Employee recognizes taxable income in respect of the Restricted Shares, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Shares. Such payment shall be made in the form of cash, shares of Common Stock already owned for at least six months, or in a combination of such methods, as irrevocably elected by the Employee prior to the applicable tax due date with respect to such Restricted Shares. The Employee shall promptly notify the Company of any election made pursuant to Section 83(b) of the Code.

8. Effect of Certain Changes.

Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the Committee may appropriately adjust the aggregate number of shares and class of shares subject to this award, whose determination shall be conclusive.

9. Payment of Transfer Taxes, Fees, and Other Expenses.

The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of the Restricted Shares acquired pursuant to this Agreement, together with any and all the fees and expenses necessarily incurred by the Company in connection therewith.

10. Other Restrictions.

The vesting of each Restricted Share shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of

Common Stock subject or related thereto upon any securities exchange or under any state of federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the Employee with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, such vesting, then in any such event, such vesting shall not be effective unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

11. Notices.

Any notices to be given under the terms of this Agreement shall be in writing and addressed to the Company at in care of its Chief Financial Officer, 250 Rittenhouse Circle, Bristol, Pennsylvania 19007 and any notice to the Employee shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

12. Effect of Agreement.

Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

13. Laws Applicable to Construction.

This Agreement has been granted, executed and delivered in the State of Pennsylvania, and the interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Pennsylvania, as supplied to contracts executed in and performed wholly within the State of Pennsylvania.

14. Conflicts and Interpretation.

If there is any conflict between this Agreement and the Plan, or if there is any ambiguity in this Agreement, any term which is not defined in this Agreement, or any matter as to which this Agreement is silent, in any such case the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this award, the determination by the Committee (as constituted at the time of such determination) of the rights of the Employee shall be conclusive, final and binding upon the Employee and upon any other person who shall assert any right pursuant to this award.

15. Headings.

The headings of paragraphs herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

16. Amendment.

This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set his hand.

JONES APPAREL GROUP, INC.

By: _____________________

Title: __________________

EMPLOYEE:

By: _____________________

Title: __________________